UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

                    Statement of eligibility under the Trust
                     Indenture Act of 1939 of a corporation
                          designated to act as trustee

              __X__Check if an application to determine eligibility
                   of a trustee pursuant to section 305(b)(2)

                              BANKERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)


             280 PARK AVENUE
             NEW YORK, NEW YORK  10017                 13-4941247
             (Address of principal                     (I.R.S. Employer
             executive offices)                        Identification No.)


                 RBMG Funding Co. Home Equity Loan Trust 1998-1
               (Exact name of obligor as specified in its charter)

             DELAWARE                                  57-0962375
             (State or other jurisdiction of           (I.R.S. Employer
             Incorporation or organization)            Identification No.)

                               7909 Parklane Road
                         Columbia, South Carolina 29223
                    (Address of principal executive offices)


                 RBMG Funding Co. Home Equity Loan Trust 1998-1
                        Asset-Backed Notes, Series 1998-1
                       (Title of the indenture securities)

          Item 1.  General Information.

          Furnish the following information as to the trustee:

          (a) Name and address of each examining or supervising authority to which it is subject.

          NAME                               ADDRESS
          Office of the Comptroller          1114 Avenue of the
          of the Currency                    Americas, Suite 3900
                                             New York, New York 10036

          (b)     Whether it is authorized to exercise corporate trust powers.

          Yes.

          Item 2.  Affiliations with Obligor

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

          Item 16.  List of Exhibits

          Exhibit 1 -
          Restated Organization Certificate of Bankers Trust Company dated August 20, 1990, Certificate of Amendment of the Organization Certificate of Bankers Trust Company dated June 26, 1992, March 28, 1994, June 23, 1995, December 27, 1995, March 21, 1996, December 27,
          1996, June 27, 1997, September 26, 1997, December 29, 1997, and March 26, 1998.

          Exhibit 2 -
          State of New York, Banking Department Good Standing Certificate dated June 3, 1998.

          Exhibit 3 -
          Existing By-Laws of Bankers Trust Company as amended dated November 18, 1997.

          Exhibit 4 -
          Not Applicable.

          Exhibit 5 -
          Consent of Bankers Trust Company required by Section 321(b) of the
          Act.

          Exhibit 6 -
          Reports of Condition of Bankers Trust Company dated as of March 31, 1998.

                                    SIGNATURE

               Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Bankers Trust Company a New York Corporation, organized and existing under the laws of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the city of Irvine, and State of California, on the 26th day of June, 1998.


                                                    Bankers Trust Company
                                                    By: /s/ Judy L. Gomez
                                                    Judy L. Gomez
                                                    Assistant Vice President

                                    EXHIBIT 1

                              BANKERS TRUST COMPANY

                                   CERTIFICATE


     I, Judy L. Gomez, Vice President and Assistant Secretary of BANKERS TRUST COMPANY, a corporation duly organized and existing under the laws of the State of New York, United States of America (the "Company"), HEREBY CERTIFY THAT attached hereto are a true, correct and complete copy of the Restated Organization Certificate of Bankers Trust Company and nine Certificates of Amendment of the Organization Certificate of Bankers Trust Company, the originals of which were filed in the Office of the Superintendent of Banks, State of New York, on August 20, 1990, June 26, 1992, March 28, 1994, June 23, 1995, December 27, 1995, March 21, 1996, December 27, 1996, June 27, 1997,
September 26, 1997, December 29, 1997, and March 26, 1998 respectively, and, as such, constitute the Organization Certificate of the Company as of the date thereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of said Company as of the 26th day of June, 1998.


                                                         By: /s/ Judy L. Gomez
                                                                 Judy L. Gomez
                              Assistant Vice President and Assistant Secretary
     (SEAL)                                              Bankers Trust Company

                        RESTATED ORGANIZATION CERTIFICATE

                                       OF

                              BANKERS TRUST COMPANY

                                   ----------

                     Under Section 8007 of the Banking Law.

                                   ----------


















                              BANKERS TRUST COMPANY
                                 16 Wall Street
                              New York, N.Y. 10005



Counterpart Filed in the Office of the Superintendent of Banks, State of New York, August 20, 1990

                        RESTATED ORGANIZATION CERTIFICATE
                                       OF
                              BANKERS TRUST COMPANY
                     Under Section 8007 of the Banking Law.

                                  ------------

     We, Charles S. Sanford, Jr., and James T. Byrne, Jr., being respectively the Chairman of the Board and the Secretary of BANKERS TRUST COMPANY, do hereby certify:

     1. The name of the corporation is Bankers Trust Company.

     2. The organization certificate of the corporation was filed by the Superintendent of Banks of the State of New York on March 5, 1903.

     3. The text of the organization certificate, as amended heretofore, is hereby restated without further amendment or change to read as herein set forth in full, to wit:


                          "CERTIFICATE OF ORGANIZATION
                                       of
                              BANKERS TRUST COMPANY

     KNOW ALL MEN BY THESE PRESENTS That we, the undersigned, James A.
Blair, James G. Cannon, E. C. Converse, Henry P. Davison, Granville W. Garth,
A. Barton Hepburn, William Logan, Gates W. McGrarrah, George W. Perkins, William H. Porter, John F. Thompson, Albert H. Wiggin, Samuel Woolverton and Edward F. C. Young, all being persons of full age and citizens of the United States, and a majority of us being residents of the State of New York, desiring to form a corporation to be known as a Trust Company, do hereby associate ourselves together for that purpose under and pursuant to the laws of the State of New York, and for such purpose we do hereby, under our respective hands and seals, execute and duly acknowledge this Organization Certificate in duplicate, and hereby specifically state as follows, to wit:

     I. The name by which the said corporation shall be known is Bankers Trust Company.

     II. The place where its business is to be transacted is the City of New York, in the State of New York.

     III. Capital Stock: The amount of capital stock which the corporation is hereafter to have is Six Hundred Fifty One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($651,666,670), divided into forty million, one hundred sixty-six thousand, six hundred sixty-seven (40,166,667) shares with a par value of $10 each designated as Common Stock and 250 share with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock.

     (a)  Common Stock

         1. Dividends: Subject to all of the rights of the Series Preferred Stock, dividends may be declared and paid or set apart for payment upon the Common Stock out of any assets or funds of the corporation legally available for the payment of dividends.

         2. Voting Rights: Except as otherwise expressly provided with respect to the Series Preferred Stock or with respect to any series of the Series Preferred Stock, the Common Stock shall have the exclusive right to vote for the election directors and for all other purposes, each holder of the Common Stock being entitled to one vote for each share thereof held.

         3. Liquidation: Upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, and after the holders of the Series Preferred Stock of each series shall have been paid in full the amounts to which they respectively shall be entitled, or a sum sufficient for the payment in full set aside, the remaining net assets of the corporation shall be distributed pro rata to the holders of the Common Stock in accordance with their respective rights and interests, to the exclusion of the holders of the Series Preferred Stock.

         4. Preemptive Rights: No holder of Common Stock of the corporation shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever, any rights or options to purchase stock of any class or series whatsoever, or any securities convertible into, exchangeable for or carrying rights or options to purchase stock of any class or series whatsoever, whether now or hereafter authorized, and whether issued for cash or other consideration, or by way of dividend or other distribution.

     (b)  Series Preferred Stock

     1. Board Authority: The Series Preferred Stock may be issued from time to time by the Board of Directors as herein provided in one or more series. The designations, relative rights, preferences and limitations of the Series Preferred Stock, and particularly of the shares of each series thereof, may, to the extent permitted by law, be similar to or may differ from those of any other series. The Board of Directors of the corporation is hereby expressly granted authority, subject to the provisions of this Article III, to issue from time to time Series Preferred Stock in one or more series and to fix from time to time before issuance thereof, by filing a certificate pursuant to the Banking Law, the number of shares in each such series of such class and all designations, relative rights (including the right, to the extent permitted by law, to convert into shares of any class or into shares of any series of any class), preferences and limitations of the shares in each such series, including, but without limiting the generality of the foregoing, the following:


     (i) The number of shares to constitute such series (which number may at any time, or from time to time, be increased or decreased by the Board of Directors, notwithstanding that shares of the series may be outstanding at the time of such increase or decrease, unless the Board of Directors shall have otherwise provided in creating such series) and the distinctive designation thereof;

          (ii) The dividend rate on the shares of such series, whether or not dividends on the shares of such series shall be cumulative, and the date or dates, if any, from which dividends thereon shall be cumulative;

          (iii) Whether or not the shares of such series shall be redeemable, and, if redeemable, the date or dates upon or after which they shall be redeemable, the amount or amounts per share (which shall be, in the case of each share, not less than its preference upon involuntary liquidation, plus an amount equal to all dividends thereon accrued and unpaid, whether or not earned or declared) payable thereon in the case of the redemption thereof, which amount may vary at different redemption dates or otherwise as permitted by law;

          (iv) The right, if any, of holders of shares of such series to convert the same into, or exchange the same for, Common Stock or other stock as permitted by law, and the terms and conditions of such conversion or exchange, as well as provisions for adjustment of the conversion rate in such events as the Board of Directors shall determine;

          (v) The amount per share payable on the shares of such series upon the voluntary and involuntary liquidation, dissolution or winding up of the corporation;

          (vi) Whether the holders of shares of such series shall have voting power, full or limited, in addition to the voting powers provided by law and, in case additional voting powers are accorded, to fix the extent thereof; and

          (vii) Generally to fix the other rights and privileges and any qualifications, limitations or restrictions of such rights and privileges of such series, provided, however, that no such rights, privileges, qualifications, limitations or restrictions shall be in conflict with the organization certificate of the corporation or with the resolution or resolutions adopted by the Board of Directors providing for the issue of any series of which there are shares outstanding.

     All shares of Series Preferred Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to dates, if any, from which dividends thereon may accumulate. All shares of Series Preferred Stock of all series shall be of equal rank and shall be identical in all respects except that to the extent not otherwise limited in this Article III any series may differ from any other series with respect to any one or more of the designations, relative rights, preferences and limitations described or referred to in subparagraphs (i) to (vii) inclusive above.

     2. Dividends: Dividends on the outstanding Series Preferred Stock of each series shall be declared and paid or set apart for payment before any dividends shall be declared and paid or set apart for payment on the Common Stock with respect to the same quarterly dividend period. Dividends on any shares of Series Preferred Stock shall be cumulative only if and to the extent set forth in a certificate filed pursuant to law. After dividends on all shares of Series Preferred Stock (including cumulative dividends if and to the extent any such shares shall be entitled thereto) shall have been declared and paid or set apart for payment with respect to any quarterly dividend period, then and not otherwise so long as any shares of Series Preferred Stock shall remain outstanding, dividends may be declared and paid or set apart for payment with respect to the same quarterly dividend period on the Common Stock out the assets or funds of the corporation legally available therefor.

     All Shares of Series Preferred Stock of all series shall be of equal rank, preference and priority as to dividends irrespective of whether or not the rates of dividends to which the same shall be entitled shall be the same and when the stated dividends are not paid in full, the shares of all series of the Series Preferred Stock shall share ratably in the payment thereof in accordance with the sums which would be payable on such shares if all dividends were paid in full, provided, however, that any two or more series of the Series Preferred Stock may differ from each other as to the existence and extent of the right to cumulative dividends, as aforesaid.

     3. Voting Rights: Except as otherwise specifically provided in the certificate filed pursuant to law with respect to any series of the Series Preferred Stock, or as otherwise provided by law, the Series Preferred Stock shall not have any right to vote for the election of directors or for any other purpose and the Common Stock shall have the exclusive right to vote for the election of directors and for all other purposes.

     4. Liquidation: In the event of any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, each series of Series Preferred Stock shall have preference and priority over the Common Stock for payment of the amount to which each outstanding series of Series Preferred Stock shall be entitled in accordance with the provisions thereof and each holder of Series Preferred stock shall be entitled to be paid in full such amount, or have a sum sufficient for the payment in full set aside, before any payments shall be made to the holders of the Common Stock. If, upon liquidation, dissolution or winding up of the corporation, the assets of the corporation or proceeds thereof, distributable among the holders of the shares of all series of the Series Preferred Stock shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable if all amounts payable thereon were paid in full. After the payment to the holders of Series Preferred Stock of all such amounts to which they are entitled, as above provided, the remaining assets and funds of the corporation shall be divided and paid to the holders of the Common Stock.

     5. Redemption: In the event that the Series Preferred Stock of any series shall be made redeemable as provided in clause (iii) of paragraph 1 of section
(b) of this Article III, the corporation, at the option of the Board of Directors, may redeem at any time or times, and from time to time, all or any part of any one or more series of Series Preferred Stock outstanding by paying for each share the then applicable redemption price fixed by the Board of Directors as provided herein, plus an amount equal to accrued and unpaid dividends to the date fixed for redemption, upon such notice and terms as may be specifically provided in the certificate files pursuant to law with respect to the series.

     6. Preemptive Rights: No holder of Series Preferred Stock of the corporation shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class or series whatsoever, any rights or options to purchase stock of any class or series whatsoever, or any securities convertible into, exchangeable for or carrying rights or options to purchase stock of any class or series whatsoever, whether now or hereafter authorized, and whether issued for cash or other consideration, or by way of dividend.

     (c) Provisions relating to Floating Rate Non-Cumulative Preferred Stock, Series A. (Liquidation value $1,000,000 per share.)

     1. Designation: The distinctive designation of the series established hereby shall by "Floating Rate Non-Cumulative Preferred Stock, Series A" (hereinafter called "Series A Preferred Stock").

     2. Number: The number of shares of Series A Preferred Stock shall initially by 250 shares. Shares of Series A Preferred Stock redeemed, purchased or otherwise acquired by the corporation shall be canceled and shall revert to authorized but unissued Series Preferred Stock undesignated as to series.

     3.  Dividends:

     (a) Dividend Payment Dates. Holders of the Series A Preferred Stock shall be entitled to receive non-cumulative cash dividends when, as and if declared by the Board of Directors of the corporation, out of funds legally available therefor, from the date of original issuance of such share (the "Issue Date") and such dividends will be payable on March 28, June 28, September 28 and December 28 of each year ("Dividend Payment Date") commencing September 28, 1990, at a rate per annum as determined in paragraph 3(b) below. The period beginning on the Issue Date and ending on the day preceding the first Dividend Payment Date and each successive period beginning on a Dividend Payment Date and ending on the day preceding the next succeeding Dividend Payment Date is herein called a "Dividend Period". If any Dividend Payment Date shall be, in The City of New York, a Sunday or a legal holiday or a day on which banking institutions are authorized by law to close, then payment will be postponed to the next succeeding business day with the same force and effect as if made on the Dividend Payment Date, and no interest shall accrue for such Dividend Period after such Dividend Payment Date.

     (b) Dividend Rate. The dividend rate from time to time payable in respect of Series A Preferred Stock (the "Dividend Rate") shall be determined on the basis of the following provisions:

     (i) On the Dividend Determination Date, LIBOR will be determined on the basis of the offered rates for deposits in U.S. dollars having a maturity of three months commencing on the second London Business Day immediately following such Dividend Determination Date, as such rates appear on the Reuters screen LIBO Page as of 11:00 A.M. London time, on such Dividend Determination Date. If at least two such offered rates appear on the Reuters Screen LIBO Page, LIBOR in respect of such Dividend Determination Date will be the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five one-thousandths of a percent rounded upwards) of such offered rates. If fewer than those offered rates appear, LIBOR in respect of such Dividend Determination Date will be determined as described in paragraph (ii) below.

     (ii) On any Dividend Determination Date on which fewer than those offered rates for the applicable maturity appear on the Reuters Screen LIBO Page as specified in paragraph (I) above, LIBOR will be determined on the basis of the rates at which deposits in U.S. dollars having a maturity of three months commencing on the second London Business Day immediately following such Dividend Determination Date and in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market at such time are offered by three major banks in the London interbank market selected by the corporation at approximately 11:00 A.M. London time, on such Dividend Determination Date to prime banks in the London market. The corporation will requests the principal London office of each of such banks to provide a quotation of its rate. If at least two such quotations are provided, LIBOR in respect of such Dividend Determination Date will be the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five one-thousandths of a percent rounded upwards) of such quotation. If fewer than two quotations are provided, LIBOR in respect of such Dividend Determination Date will be the arithmetic mean (rounded to the nearest one-hundredth of a percent, with five one-thousandths of a percent rounded upwards) of the rates quoted by three major banks in New York City selected by the corporation at approximately 11:00 A.M., New York City time, on such Dividend Determination Date for loans in U.S. dollars to leading European banks having a maturity of three months commencing on the second London Business Day immediately following such Dividend Determination Date and in a principal amount of not less than $1,000,000 that is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the corporation are not quoting as aforementioned in this sentence, then, with respect to such Dividend Period, LIBOR for the preceding Dividend Period will be continued as LIBOR for such Dividend Period.

     (iii) The Dividend Rate for any Dividend Period shall be equal to the lower of 18% or 50 basis points above LIBOR for such Dividend Period as LIBOR is determined by sections (I) or (ii) above.

     As used above, the term "Dividend Determination Date" shall mean, with respect to any Dividend Period, the second London Business Day prior to the commencement of such Dividend Period; and the term "London Business Day shall mean any day that is not a Saturday or Sunday and that, in New York City, is not a day on which banking institutions generally are authorized or required by law or executive order to close and that is a day on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

4. Voting Rights: The holders of the Series A Preferred Stock shall have the voting power and rights set forth in this paragraph 4 and shall have no other voting power or rights except as otherwise may from time to time be required by law.

     So long as any shares of Series A Preferred Stock remain outstanding, the corporation shall not, without the affirmative vote or consent of the holders of at least a majority of the votes of the Series Preferred Stock entitled to vote outstanding at the time, given in person or by proxy, either in writing or by resolution adopted at a meeting at which the holders of Series A Preferred Stock (alone or together with the holders of one or more other series of Series Preferred Stock at the time outstanding and entitled to vote) vote separately as a class, alter the provisions of the Series Preferred Stock so as to materially adversely affect its rights; provided, however, that in the event any such materially adverse alteration affects the rights of only the Series A Preferred Stock, then the alteration may be effected with the vote or consent of at least a majority of the votes of the Series A Preferred Stock; provided, further, that an increase in the amount of the authorized Series Preferred Stock and/or the creation and/or issuance of other series of Series Preferred Stock in accordance with the organization certificate shall not be, not be deemed to be, materially adverse alterations. In connection with the exercise of the voting rights contained in the preceding sentence, holders of all series of Series Preferred Stock which are granted such voting rights (of which the Series A Preferred Stock is the initial series) shall vote as a class (except as specifically provided otherwise) and each holder of Series A Preferred Stock shall have provided otherwise) and each holder of Series A Preferred Stock shall have one vote for each share of stock held and each other series shall have such number of votes, if any, for each share of stock held as may be granted to them.

     The foregoing voting provisions will not apply if, in connection with the matters specified, provision is made for the redemption or retirement of all outstanding Series A Preferred Stock.

      5. Liquidation: Subject to the provisions of section (b) of this Article III, upon any liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, the holders of the Series A Preferred stock shall have preference and priority over the Common Stock for payment out of the assets of the corporation or proceeds thereof, whether from capital or surplus, of $1,000,000 per share (the "liquidation value") together with the amount of any dividends accrued and unpaid thereon, and after such payment the holders of Series A Preferred Stock shall be entitled to no other payments.

     6. Redemption: Subject to the provisions of section (b) of this Article III, Series A Preferred Stock may be redeemed, at the option of the corporation in whole or part, at any time or from time to time at a redemption price of $1,000.00 per share, in each case plus accrued and unpaid dividends to the date of redemption.

     At the option of the corporation, share of Series A Preferred Stock redeemed or otherwise acquired may be restored to the status of authorized but unissued shares of Series Preferred Stock.

     In the case of any redemption, the corporation shall give notice of such redemption to the holders of the Series A Preferred Stock to be redeemed in the following manner: a notice specifying the shares to be redeemed and the time and place of redemption (and, if less than the total outstanding shares are to be redeemed, specifying the certificate numbers and number of shares to be redeemed) shall be mailed by first class mail, addressed to the holders of record of the Series A Preferred Stock to be redeemed at their respective addresses as the same shall appear upon the books of the corporation, not more than sixty (60) days and not less than thirty (30) days previous to the date fixed for redemption. In the event such notice is not given to any shareholder such failure to give notice shall not affect the notice given to other sharehold-ers. If less than the whole amount of outstanding Series A Preferred Stock is to be redeemed, the shares to be redeemed shall be selected by lot or pro rata in any manner determined by resolution of the Board of Directors to be fair and proper. From and after the date fixed in any such notice as the date of redemption (unless default shall be made by the corporation in providing moneys at the time and place of redemption for the payment of the redemption price) all dividends upon the Series A Preferred Stock so called for redemption shall cease to accrue, and all rights of the holders of said Series A Preferred Stock as stockholders in the corporation, except the right to receive the redemption price (without interest) upon surrender of the certificate representing the Series A Preferred Stock so called for redemption, duly endorsed for transfer, if required, shall cease and terminate. The corporation's obligation to provide moneys in accordance with the preceding sentence shall be deemed fulfilled if, on or before, the redemption date, the corporation shall deposit with a bank or trust company (which may be an affiliate of the corporation) having an office in the Borough of Manhattan, City of New York, having a capital and surplus of at least $5,000,000, funds necessary for such redemption, in trust, with irrevocable instructions that such funds be applied to the redemption of the shares of Series A Preferred Stock so called for redemption. Any interest accrued on such funds shall be paid to the corporation from time to time. Any funds so deposited and unclaimed at the end of two (2) years from such redemption date shall be released or repaid to the corporation, after which the holders of such shares of Series A Preferred stock so called for redemption shall look only to the corporation for payment of the redemption price.

     IV. The name, residence and post office address of each member of the corporation are as follows:

Name                           Residence                   Post Office Address
----                           ---------                   -------------------
James A. Blair            9 West 50th Street,                  33 Wall Street,
                             Manhattan,                             Manhattan,
                               New York City                     New York City

James G. Cannon          72 East 54th Street,                14 Nassau Street,
                              Manhattan,                            Manhattan,
                               New York City                     New York City

E.C. Converse               3 East 78th Street,                  139 Broadway,
                              Manhattan,                            Manhattan,
                               New York City                     New York City


Henry P. Davison                 Englewood,                     2 Wall Street,
                                 New Jersey                         Manhattan,
                                                                 New York City

Name                           Residence                   Post Office Address
----                           ---------                   -------------------
Granville W. Garth           160 West 59th St.,                 33 Wall Street
                               New York City                        Manhattan,
                                                                 New York City

A. Barton Hepburn            205 West 57th St.,               83 Cedar Street,
                                  Manhattan,                        Manhattan,
                                                                 New York City

William Logan                      Montclair,                13 Nassau Street,
                                 New Jersey                         Manhattan,
                                                                 New York City

Gates W. McGarrah            129 Riverside Ave.,               29 Wall Street,
                                  Manhattan,                     New York City

George W. Perkins                Riverdale,                     23 Wall Street
                                  New York                          Manhattan,
                                                                 New York City

William H. Porter            56 East 67th Street,                 270 Broadway
                                  Manhattan,                        Manhattan,
                                                                 New York City

John F. Thompson                   Newark,                 143 Liberty Street,
                                  New Jersey                        Manhattan,
                                                                 New York City

Albert H. Wiggin             42 West 49th Street                 214 Broadway,
                                  Manhattan,                        Manhattan,
                                                                 New York City

Samuel Woolverton               Mount Vernon,                   34 Wall Street
                                  New York                          Manhattan,
                                                                 New York City

Edward F.C. Young                85 Glenwood                 1 Exchange Place,
                                 Jersey City,                     Jersey City,
                                  New Jersey                        New Jersey

     V. The existence of the corporation shall be perpetual.

     VI. The subscribers, the members of the said corporation, do, and each for himself does, hereby declare that he will accept the responsibilities and faithfully discharge the duties of a director therein, if elected to act as such, when authorized in accordance with the provisions of the Banking Law of the State of New York.

     VII. The number of directors of the corporation shall be not less than 10 nor more than 25."

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                                   12

     4. The foregoing restatement of the organization certificate was authorized by the Board of Directors of the corporation at a meeting held on July 17, 1990.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 7th day of August, 1990.


                                                       Charles S. Sanford, Jr.
                                                    ----------------------------
                                                       Charles S. Sanford, Jr.
                                                        Chairman of the Board


                                                        James T. Byrne, Jr.
                                                    ----------------------------
                                                        James T. Byrne, Jr.
                                                            Secretary

STATE OF NEW YORK
                     SS.:
COUNTY OF NEW YORK

     James T. Byrne, Jr., being duly sworn, deposes and says that he is the Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that he has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.

                                                         JAMES T. BYRNE, JR.
                                                    ----------------------------
                                                         JAMES T. BYRNE, JR.

Sworn to before me this
7th day of August, 1990.

       JOSEPHINE A. MONTI
------------------------------------
       JOSEPHINE A. MONTI
 Notary Public, State of New York
         No. 52-4519901
   Qualified in Suffolk County
Certificate Filed in New York County
Commission Expires October 31, 1990


                                STATE OF NEW YORK
                               BANKING DEPARTMENT

     I Donald J. Kavanagh, Deputy Superintendent of Banks of the State of New York, DO HEREBY APPROVE the annexed certificate entitled "RESTATED ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section 8007 of the Banking Law", dated August 7, 1990, providing for the restatement, without making any amendment or change, of the text of the Organization Certificate with its previous amendments in a single certificate.

     Witness, my hand and official seal of the Banking Department at the City of New York, this 20th day of August in the Year of our Lord one thousand nine hundred and ninety.

(SEAL)

                                                       DONALD J. KAVANAGH
                                                 -------------------------------
                                                 Deputy Superintendent of Banks.

                             State of New York

                             Banking Department


     I, CARMINE M. TENGA, Deputy Superintendent of Banks of the State of New

York, DO HEREBY APPROVE the annexed certificate entitled "CERTIFICATE OF

AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under

Section 8005 of the Banking Law" dated June 23, 1992, providing for an increase of capital stock from $651, 666, 670, consisting of 40,166,667 shares with a par value of $10.00 each designated as Common Stock and 250 shares with a par value of $1,000,000 each designated as Series Preferred Stock to

$951,666,670 consisting of 70, 166, 667 shares with a par value of

$10.00 each designated as Common Stock and 250 share with a par value of

$1,000,00 each designated as Series Preferred Stock.




Witness, my hand and official seal of the Banking Department at the City of New York, this 26th day of June in the Year of our Lord one thousand nine hundred and ninety-two



                                                       \s\ Carmine M. Tenga
                                                 -------------------------------
                                                 Deputy Superintendent of Banks.

                        CERTIFICATE OF AMENDMENT

                                OF THE

                        ORGANIZATION CERTIFICATE

                        OF BANKERS TRUST COMPANY

                  Under Section 8005 of the Banking Law

                          ---------------------------


     We, Charles S. Sanford, Jr. and James T. Byrne, Jr., being respectively the Chairman of the Board and the Secretary of BANKERS TRUST COMPANY, do hereby certify:


     1. The name of the corporation is Bankers Trust Company.

     2. The organization certificate of said corporation was filed by the Superintendent of Banks on the 5th day of March, 1903.

     3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of share which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

     4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value of the shares and the capital stock outstanding, which reads as follows:

          "III. Capital Stock: The amount of capital stock which the corporation is hereafter to have is Six Hundred Fifty One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($651,666,670), divided into forty million, one hundred sixty-six thousand, six hundred sixty-seven
(40, 166,667) shares with a par value of $10 each designated as Common Stock and 250 share with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

is hereby amended to read as follows:

          "III. The amount of capital stock which the corporation is hereafter to have is Nine Hundred Fifty One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($951,666,670), divided into seventy million, one hundred sixty-six thousand, six hundred sixty-seven (70,166, 667) shares with a par value of $10 each designated as Common Stock and 250 share with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

     5. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 23rd day of June, 1992.


                                                    \s\ Charles S. Sanford, Jr.
                                                    ----------------------------
                                                        Charles S. Sanford, Jr.
                                                        Chairman of the Board


                                                    \s\   James T. Byrne, Jr.
                                                    ----------------------------
                                                          James T. Byrne, Jr.
                                                          Secretary



Counterpart Filed in the
Office of the Superintendent of
the State of New York
this 26 day of June 1992            2

                             State of New York

                             Banking Department



     I, CARMINE M. TENGA, Deputy Superintendent of Banks of the State of New

York, DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF

AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under

Section 8005 of the Banking Law," dated March 21, 1994, providing for an increase in authorized capital stock from $951,666,670 consisting of

70,166,667 shares with a par value of $10 each designated as Common Stock and

250 shares with a par value of $1,101,666,670 consisting of 85,166,667 shares with a par value of $10 each designated as Common Stock and 250 share with a par value of $1,000,000 each designated as Series Preferred Stock.



Witness, my hand and official seal of the Banking Department at the City of

New York, this 28th day of March in the Year of our Lord one thousand nine hundred and ninety-four.




                                                      \s\ Carmine M. Tenga
                                                 -------------------------------
                                                 Deputy Superintendent of Banks.

                        CERTIFICATE OF AMENDMENT

                                  OF THE

                        ORGANIZATION CERTIFICATE

                        OF BANKERS TRUST COMPANY

                  Under Section 8005 of the Banking Law

                       ---------------------------


     We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and an Assistant Secretary of BANKERS TRUST COMPANY, do hereby certify:

     1. The name of the corporation is Bankers Trust Company.

     2. The organization certificate of said corporation was filed by the Superintendent of Bankers on the 5th day of March, 1903.

     3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

     4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value, of the shares and the capital stock outstanding, which reads as follows:

        "III. Capital Stock: The amount of capital stock which the corporation is hereafter to have is Nine Hundred Fifty-One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($951,666,670), divided into Seventy Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (70,166,667) shares with a par value of $10 each designated as Common Stock and 250 shares with a par value of One Million Dollars and 250 Shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

State of New York      )
                       )   ss.:
County of New York     )



     Lea Lahtinen, being duly sworn, deposes and says that she is an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.



                                                              \s\ Lea Lahtinen
                                                                  -------------
                                                                  Lea Lahtinen






Sworn to before me this 21st
day of March, 1994.


\s\ Sandra L. West
----------------------------
   Notary Public


           SANDRA L. WEST
   Notary Public, State of New York
           No. 31-4942401
     Qualified in New York County
Commission Expires September 19, 1994

                            State of New York

                            Banking Department




     I, CARMINE M. TENGA, Deputy Superintendent of Banks of the State of New

York, DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF

AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section

8005 of the Banking Law," dated June 21, 1995, providing for an increase in authorized capital stock from $1,101,666,670 consisting of 85, 166,667 shares with a par value of $10 each designated as Common Stock and 250 shares with a par value of $1,251,666,670 consisting of 85,166,667 shares with a par value of

$10 each designated as Common Stock and 400 shares with a par value of

$1,000.000 each designated as Series Preferred Stock.



Witness, my hand and official seal of the Banking Department at the City of New York, this 23rd day of June in the Year of our Lord one thousand nine hundred and ninety-five.



                                                     \s\ Carmine M. Tenga
                                                 -------------------------------
                                                 Deputy Superintendent of Banks.

                        CERTIFICATE OF AMENDMENT

                                 OF THE

                        ORGANIZATION CERTIFICATE

                        OF BANKERS TRUST COMPANY

                  Under Section 8005 of the Banking Law

                       ---------------------------

     We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and an Assistant Secretary of BANKERS TRUST COMPANY, do hereby certify:

     1. The name of the corporation is Bankers Trust Company.

     2. The organization certificate of said corporation was filed by the Superintendent of Bankers on the 5th day of March, 1903.

     3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

     4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value, of the shares and the capital stock outstanding, which reads as follows:


     "III. The amount of capital stock which the corporation is hereafter to have is One Billion, One Hundred One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($1,101,666,670), divided into Eighty-Five Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (85,166,667) shares with a par value of $10 each designated as Common Stock and 250 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

is hereby amended to read as follows:


     "III. The amount of capital stock which the corporation is hereafter to have is One Billion, Two Hundred Fifty One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($1,251,666,670), divided into Eighty-Five Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (85,166,667) shares with a par value of $10 each designated as Common Stock and 400 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

5. Article III(c)2 of the organization certificate relating to the number of shares of Series A Preferred Stock the Corporation is authorized to issue, which reads as follows:

     "2. Number: The number of shares of Series A Preferred Stock shall initially be 250 shares. Shares of Series A Preferred Stock redeemed, purchased or otherwise acquired by the corporation shall be cancelled and shall revert to authorized but unissued Series Preferred Stock undesignated as to series."

is hereby amended to read as follows:

     "2. Number: The number of shares of Series A Preferred Stock shall be 400 shares. Shares of Series A Preferred Stock redeemed, purchased or otherwise acquired by the corporation shall be cancelled and shall revert to authorized but unissued Series Preferred Stock undesignated as to series."

6. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 23rd day of June, 1995.


                                                       \s\ James T. Byrne, Jr.
                                                      --------------------------
                                                           James T. Byrne, Jr.
                                                             Managing Director

                                                        \s\ Lea Lahtinen
                                                      --------------------------
                                                            Lea Lahtinen
                                                         Assistant Secretary

State of New York      )
                       )   ss.:
County of New York     )



     Lea Lahtinen, being duly sworn, deposes and says that she is an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.



                                                              \s\ Lea Lahtinen
                                                          ----------------------
                                                                  Lea Lahtinen




Sworn to before me this 21st
day of June, 1995.


\s\ Sandra L. West
----------------------------
   Notary Public


             SANDRA L. WEST
   Notary Public, State of New York
               No. 31-4942401
      Qualified in New York County
Commission Expires September 19, 1996

                            State of New York

                           Banking Department


     I,  CARMINE M. TENGA,  Deputy  Superintendent  of Banks of the State of New

York,  DO HEREBY  APPROVE  the  annexed  Certificate  entitled  "CERTIFICATE  OF

AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section

8005 of the Banking Law," dated December 21, 1995,  providing for an increase in authorized  capital stock from  $1,251,666,670  consisting  of 85,166,667 shares with a par value of $10 each  designated  as Common  Stock and 400 shares with a

par  value  of  $1,000,000  each   designated  as  Series   Preferred  Stock  to

$1,351,666,670  consisting of  85,166,667  shares with a par value of $1,000,000 each designated as Series Preferred Stock.



Witness, my hand and official seal of the Banking Department at the City of New York, this 27th day of December in the Year of our Lord one thousand nine hundred and ninety-five.




                                                     \s\ Carmine M. Tenga
                                                 -------------------------------
                                                 Deputy Superintendent of Banks.

                        CERTIFICATE OF AMENDMENT

                                 OF THE

                        ORGANIZATION CERTIFICATE

                        OF BANKERS TRUST COMPANY

                  Under Section 8005 of the Banking Law

                       ---------------------------

     We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and an Assistant Secretary of BANKERS TRUST COMPANY, do hereby certify:

     1. The name of the corporation is Bankers Trust Company.

     2. The organization certificate of said corporation was filed by the Superintendent of Bankers on the 5th day of March, 1903.

     3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

     4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value, of the shares and the capital stock outstanding, which reads as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is One Billion, Two Hundred Fifty Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($1,251,666,670), divided into Eighty-Five Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (85,166,667) shares with a par value of $10 each designated as common Stock and 400 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

Is hereby amended to read as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is One Billion, Three Hundred Fifty One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($1,351,666,670), divided into Eighty-Five Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (85,166,667) shares with a par value of $10 each designated as Common stock and 500 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

5. Article III(c)2 of the organization certificate relating to the number of shares of Series A Preferred Stock the Corporation is authorized to issue, which reads as follows:

     "2. Number: The number of shares of Series A Preferred Stock shall initially be 400 shares. Shares of Series
     A Preferred Stock redeemed, purchased or otherwise acquired by the corporation shall be cancelled and shall revert to authorized but unissued Series Preferred Stock undesignated as to series."

Is hereby amended to read as follows:

     "2. Number: The number of shares of Series A Preferred Stock shall be 500 shares. Shares of Series A Preferred Stock redeemed, purchased or otherwise acquired by the corporation shall be cancelled and shall revert to authorized but unissued Series Preferred Stock undesignated as to series."

6. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 21st day of December, 1995.




                                                       \s\ James T. Byrne, Jr.
                                                      --------------------------
                                                           James T. Byrne, Jr.
                                                             Managing Director



                                                        \s\ Lea Lahtinen
                                                      --------------------------
                                                            Lea Lahtinen
                                                         Assistant Secretary

State of New York      )
                       )   ss.:
County of New York     )



     Lea Lahtinen, being duly sworn, deposes and says that she is an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.



                                                              \s\ Lea Lahtinen
                                                      --------------------------
                                                                  Lea Lahtinen




Sworn to before me this 21st day
of December, 1995.



\s\ Rhoda S. Goldfarb
--------------------------------
      Notary Public


       Rhoda S. Goldfarb
 Notary Public, State of New York
        No. 01G04756850
    Qualified in Kings County
Certificate Filed in New York County
Commission Expires Sept. 30, 1996




Counterpart Filed in the
Office of the Superintendent of
Banks, State of New York,
this 27th day of Dec. 1995

                                State of New York

                               Banking Department


     I, PETER M. PHILBIN, Deputy Superintendent of Banks of the State of New

York, DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF

AMENDMENT OF THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section

8005 of the Banking Law," dated March 20, 1996, providing for an increase in authorized capital stock from $1,351,666,670 consisting of 85,166,667 shares with a par value of $10 each designated as Common Stock and 500 shares with a par value of $1,000,000 each designated as Series Preferred Stock to

$1,501,666,670 consisting of 100,166,667 shares with a par value of $10 each designated Common Stock and 500 shares with a par value of $1,000,000 each designated as Series Preferred Stock.



Witness, my hand and official seal of the Banking Department at the City of New York, this 21st day of March in the Year of our Lord one thousand nine hundred and ninety-six.



                                                     \s\ Peter M. Philbin
                                                 -------------------------------
                                                 Deputy Superintendent of Banks.

                        CERTIFICATE OF AMENDMENT

                                 OF THE

                        ORGANIZATION CERTIFICATE

                        OF BANKERS TRUST COMPANY

                  Under Section 8005 of the Banking Law

                       ---------------------------

     We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and an Assistant Secretary of BANKERS TRUST COMPANY, do hereby certify:

     1. The name of the corporation is Bankers Trust Company.

     2. The organization certificate of said corporation was filed by the Superintendent of Bankers on the 5th day of March, 1903.

     3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

     4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value, of the shares and the capital stock outstanding, which reads as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is One Billion, Three Hundred Fifty One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($1,351,666,670), divided into Eighty-Five Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (85,166,667) shares with a par value of $10 each designated as Common Stock and 500 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

Is hereby amended to read as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is One Billion, Five Hundred Fifty One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($1,501,666,670), divided into One Hundred Million, One Hundred Sixty Six Thousand, Six Hundred Sixty-Seven (100,166,667) shares with a par value of $10 each designated as Common Stock and 500 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."


     6. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 20th day of March, 1996.




                                                       \s\ James T. Byrne, Jr.
                                                      --------------------------
                                                           James T. Byrne, Jr.
                                                             Managing Director




                                                        \s\ Lea Lahtinen
                                                      --------------------------
                                                            Lea Lahtinen
                                                         Assistant Secretary



State of New York      )
                       )   ss.:
County of New York     )


     Lea Lahtinen, being duly sworn, deposes and says that she is an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.


                                                              \s\ Lea Lahtinen
                                                      --------------------------
                                                                  Lea Lahtinen


Sworn to before me this 20th day
of March, 1996.

\s\ Sandra L. West
--------------------------------
    Notary Public

       Sandra L. West
 Notary Public, State of New York              Counterpart Filed in the
       No. 31-4942401                          Office of the Superintendent of
    Qualified in New York County               Banks, State of New York
Commission Expires September 19, 1996          this 21st day of March, 1996

                            State of New York

                           Banking Department


     I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York,

DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF AMENDMENT OF

THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section 8005 of the

Banking Law," dated December 18, 1996, providing for an increase in authorized capital stock from $1,501,666,670 consisting of 100, 166,667 shares with a par value of $10 each designated as Common Stock and 500 shares with a par value of

$1,000,000 each designated as Series Preferred Stock to $1,601,666,670 consisting of 100,166,667 shares with a par value of $10 each designated Common

Stock and 600 shares with a par value of $1,000,000 each designated as Series

Preferred Stock.



Witness, my hand and official seal of the Banking Department at the City of New York, this 27th day of December in the Year of our Lord one thousand nine hundred and ninety-six.




                                                     \s\ Manuel Kursky
                                                 -------------------------------
                                                 Deputy Superintendent of Banks.

                        CERTIFICATE OF AMENDMENT

                                 OF THE

                        ORGANIZATION CERTIFICATE

                        OF BANKERS TRUST COMPANY

                  Under Section 8005 of the Banking Law

                       ---------------------------

     We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and an Assistant Secretary of BANKERS TRUST COMPANY, do hereby certify:

     1. The name of the corporation is Bankers Trust Company.

     2. The organization certificate of said corporation was filed by the Superintendent of Bankers on the 5th day of March, 1903.

     3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

     4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value, of the shares and the capital stock outstanding, which reads as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is One Billion, Five Hundred One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($1,501,666,670), divided into One Hundred Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (100,166,667) shares with a par value of $10 each designated as Common Stock and 500 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

Is hereby amended to read as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is One Billion, Six Hundred and One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($1,601,666,670), divided into One Hundred Million, One Hundred Sixty Six Thousand, Six Hundred Sixty-Seven (100,166,667) shares with a par value of $10 each designated as Common Stock and 600 shares with a par value of One

     Million Dollars ($1,000,000) each designated as Series
     Preferred Stock."

     6. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 18th day of December, 1996.




                                                       \s\ James T. Byrne, Jr.
                                                      --------------------------
                                                           James T. Byrne, Jr.
                                                             Managing Director




                                                       \s\ Lea Lahtinen
                                                      --------------------------
                                                           Lea Lahtinen
                                                        Assistant Secretary



State of New York      )
                       )   ss.:
County of New York     )


     Lea Lahtinen, being duly sworn, deposes and says that she is an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.


                                                              \s\ Lea Lahtinen
                                                      --------------------------
                                                                  Lea Lahtinen


Sworn to before me this 18th day
of December, 1996.

\s\ Rhoda S. Goldfarb
--------------------------------
      Notary Public

        Rhoda S. Goldfarb
 Notary Public, State of New York
             No. 01G04756850
    Qualified in Kings County
Certificate filed in New York County
Commission Expires Sept. 30, 1998

                            State of New York

                           Banking Department


     I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York,

DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF AMENDMENT OF

THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section 8005 of the

Banking Law," dated June 19, 1997, providing for an increase in authorized capital stock from $1,601,666,670 consisting of 100, 166,667 shares with a par value of $10 each designated as Common Stock and 600 shares with a par value of

$1,000,000 each designated as Series Preferred Stock to $2,001,666,670 consisting of 100,166,667 shares with a par value of $10 each designated Common

Stock and 1000 shares with a par value of $1,000,000 each designated as Series

Preferred Stock.



Witness, my hand and official seal of the Banking Department at the City of New York, this 27th day of June in the Year of our Lord one thousand nine hundred and ninety-seven.




                                                     \s\ Manuel Kursky
                                                 -------------------------------
                                                 Deputy Superintendent of Banks.

                        CERTIFICATE OF AMENDMENT

                                 OF THE

                        ORGANIZATION CERTIFICATE

                        OF BANKERS TRUST COMPANY

                  Under Section 8005 of the Banking Law

                       ---------------------------

     We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and an Assistant Secretary of BANKERS TRUST COMPANY, do hereby certify:

     1. The name of the corporation is Bankers Trust Company.

     2. The organization certificate of said corporation was filed by the Superintendent of Bankers on the 5th day of March, 1903.

     3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

     4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value, of the shares and the capital stock outstanding, which reads as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is One Billion, Six Hundred and One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($1,601,666,670), divided into One Hundred Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (100,166,667) shares with a par value of $10 each designated as Common Stock and 600 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

Is hereby amended to read as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is Two Billion, One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars

     ($2,001,666,670), divided into One Hundred Million, One Hundred Sixty Six Thousand, Six Hundred Sixty-Seven (100,166,667) shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

     5. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.



     IN WITNESS WHEREOF, we have made and subscribed this certificate this 19th day of June, 1997.




                                                       \s\ James T. Byrne, Jr.
                                                      --------------------------
                                                           James T. Byrne, Jr.
                                                             Managing Director




                                                       \s\ Lea Lahtinen
                                                      --------------------------
                                                           Lea Lahtinen
                                                        Assistant Secretary



State of New York      )
                       )   ss.:
County of New York     )


     Lea Lahtinen, being duly sworn, deposes and says that she is an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.


                                                              \s\ Lea Lahtinen
                                                      --------------------------
                                                                  Lea Lahtinen


Sworn to before me this 19th day
of June, 1997.


\s\ Sandra L. West
    Notary Public

       Sandra L. West
 Notary Public, State of New York
       No. 31-4942401
    Qualified in New York County
Commission Expires September 19, 1998

                           State of New York

                           Banking Department


     I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York,

DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF AMENDMENT OF

THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section 8005 of the

Banking Law," dated September 17, 1997, providing for an increase in authorized capital stock from $2,001,666,670 consisting of 100, 166,667 shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of

$1,000,000 each designated as Series Preferred Stock to $2,201,666,670 consisting of 120,166,667 shares with a par value of $10 each designated Common

Stock and 1000 shares with a par value of $1,000,000 each designated as Series

Preferred Stock.



Witness, my hand and official seal of the Banking Department at the City of New York, this 26th day of September in the Year of our Lord one thousand nine hundred and ninety-seven.




                                                     \s\ Manuel Kursky
                                                 -------------------------------
                                                 Deputy Superintendent of Banks.

                        CERTIFICATE OF AMENDMENT

                                 OF THE

                        ORGANIZATION CERTIFICATE

                        OF BANKERS TRUST COMPANY

                  Under Section 8005 of the Banking Law

                       ---------------------------

     We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and an Assistant Secretary of BANKERS TRUST COMPANY, do hereby certify:

     1. The name of the corporation is Bankers Trust Company.

     2. The organization certificate of said corporation was filed by the Superintendent of Bankers on the 5th day of March, 1903.

     3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

     4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value, of the shares and the capital stock outstanding, which reads as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is Two Billion One Million Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($2,001,666,670), divided into One Hundred Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (100,166,667) shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

Is hereby amended to read as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is Two Billion Two Hundred and One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($2,201,666,670), divided into One Hundred Twenty Million, One

     Hundred Sixty Six Thousand, Six Hundred Sixty-Seven (120,166,667) shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

     6. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 17th day of September, 1997.




                                                       \s\ James T. Byrne, Jr.
                                                      --------------------------
                                                           James T. Byrne, Jr.
                                                             Managing Director




                                                       \s\ Lea Lahtinen
                                                      --------------------------
                                                           Lea Lahtinen
                                                        Assistant Secretary



State of New York      )
                       )   ss.:
County of New York     )


     Lea Lahtinen, being duly sworn, deposes and says that she is an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.


                                                              \s\ Lea Lahtinen
                                                      --------------------------
                                                                  Lea Lahtinen


Sworn to before me this 17th day
of September, 1997.


\s\ Josephine A. Monti
--------------------------------
      Notary Public

         Josephine A. Monti
  Notary Public, State of New York
           No. 52-4519901
     Qualified in Suffolk County
Certificate Filed in New York County
Commission Expires October 31, 1997

                               State of New York

                               Banking Department


     I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York,

DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF AMENDMENT OF

THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section 8005 of the

Banking Law," dated December 17, 1997, providing for an increase in authorized capital stock from $2,201,666,670 consisting of 120, 166,667 shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of

$1,000,000 each designated as Series Preferred Stock to $2,351,666,670 consisting of 135,166,667 shares with a par value of $10 each designated Common

Stock and 1000 shares with a par value of $1,000,000 each designated as Series

Preferred Stock.



Witness, my hand and official seal of the Banking Department at the City of New York, this 29th day of December in the Year of our Lord one thousand nine hundred and ninety-seven.



                                                     \s\ Manuel Kursky
                                                 -------------------------------
                                                 Deputy Superintendent of Banks.

                        CERTIFICATE OF AMENDMENT

                                 OF THE

                        ORGANIZATION CERTIFICATE

                        OF BANKERS TRUST COMPANY

                  Under Section 8005 of the Banking Law

                       ---------------------------

     We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and an Assistant Secretary of BANKERS TRUST COMPANY, do hereby certify:

     1. The name of the corporation is Bankers Trust Company.

     2. The organization certificate of said corporation was filed by the Superintendent of Bankers on the 5th day of March, 1903.

     3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

     4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value, of the shares and the capital stock outstanding, which reads as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is Two Billion Two Hundred and One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($2,201,666,670), divided into One Hundred Twenty Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (120,166,667) shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

Is hereby amended to read as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is Two Billion Three Hundred and Fifty One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($2,351,666,670), divided into One Hundred Thirty-Five

     Million, One Hundred Sixty Six Thousand, Six Hundred Sixty-Seven (135,166,667) shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

     6. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 17th day of December, 1997.



                                                       \s\ James T. Byrne, Jr.
                                                      --------------------------
                                                           James T. Byrne, Jr.
                                                             Managing Director




                                                       \s\ Lea Lahtinen
                                                      --------------------------
                                                           Lea Lahtinen
                                                        Assistant Secretary



State of New York      )
                       :       )ss.:
County of New York     )


     Lea Lahtinen, being duly sworn, deposes and says that she is an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.


                                                              \s\ Lea Lahtinen
                                                      --------------------------
                                                                  Lea Lahtinen


Sworn to before me this 17th day
of December, 1997.


\s\ Sandra L. West
--------------------------------
    Notary Public

            Sandra L. West
   Notary Public, State of New York
            No. 31-4942401
     Qualified in New York County
Commission Expires September 19, 1998

                               State of New York

                               Banking Department


     I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York,

DO HEREBY APPROVE the annexed Certificate entitled "CERTIFICATE OF AMENDMENT OF

THE ORGANIZATION CERTIFICATE OF BANKERS TRUST COMPANY Under Section 8005 of the

Banking Law," dated March 18, 1998, providing for an increase in authorized capital stock from $2,351,666,670 consisting of 135, 166,667 shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of

$1,000,000 each designated as Series Preferred Stock to $2,501,666,670 consisting of 150,166,667 shares with a par value of $10 each designated Common

Stock and 1000 shares with a par value of $1,000,000 each designated as Series

Preferred Stock.



Witness, my hand and official seal of the Banking Department at the City of New York, this 26th day of March in the Year of our Lord one thousand nine hundred and ninety-eight.




                                                     \s\ Manuel Kursky
                                                 -------------------------------
                                                 Deputy Superintendent of Banks.

                        CERTIFICATE OF AMENDMENT

                                 OF THE

                        ORGANIZATION CERTIFICATE

                        OF BANKERS TRUST COMPANY

                  Under Section 8005 of the Banking Law

                       ---------------------------

     We, James T. Byrne, Jr. and Lea Lahtinen, being respectively a Managing Director and an Assistant Secretary of BANKERS TRUST COMPANY, do hereby certify:

     1. The name of the corporation is Bankers Trust Company.

     2. The organization certificate of said corporation was filed by the Superintendent of Bankers on the 5th day of March, 1903.

     3. The organization certificate as heretofore amended is hereby amended to increase the aggregate number of shares which the corporation shall have authority to issue and to increase the amount of its authorized capital stock in conformity therewith.

     4. Article III of the organization certificate with reference to the authorized capital stock, the number of shares into which the capital stock shall be divided, the par value, of the shares and the capital stock outstanding, which reads as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is Two Billion Three Hundred and Fifty-One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($2,351,666,670), divided into One Hundred Thirty-Five Million, One Hundred Sixty-Six Thousand, Six Hundred Sixty-Seven (135,166,667) shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

Is hereby amended to read as follows:

     "III. The amount of capital stock which the corporation is hereafter to have is Two Billion Five Hundred and One Million, Six Hundred Sixty-Six Thousand, Six Hundred Seventy Dollars ($2,501,666,670), divided into One Hundred Fifty Million, One Hundred Sixty Six Thousand, Six Hundred Sixty-Seven (150,166,667) shares with a par value of $10 each designated as Common Stock and 1000 shares with a par value of One Million Dollars ($1,000,000) each designated as Series Preferred Stock."

     6. The foregoing amendment of the organization certificate was authorized by unanimous written consent signed by the holder of all outstanding shares entitled to vote thereon.

     IN WITNESS WHEREOF, we have made and subscribed this certificate this 18th day of March, 1998.




                                                       \s\ James T. Byrne, Jr.
                                                      --------------------------
                                                           James T. Byrne, Jr.
                                                             Managing Director



                                                       \s\ Lea Lahtinen
                                                      --------------------------
                                                           Lea Lahtinen
                                                        Assistant Secretary



State of New York      )
                       :    )ss:
County of New York     )


     Lea Lahtinen, being duly sworn, deposes and says that she is an Assistant Secretary of Bankers Trust Company, the corporation described in the foregoing certificate; that she has read the foregoing certificate and knows the contents thereof, and that the statements therein contained are true.


                                                              \s\ Lea Lahtinen
                                                      --------------------------
                                                                  Lea Lahtinen


Sworn to before me this 18th day
of March, 1998.


\s\ Sandra L. West
--------------------------------
Notary Public

            Sandra L. West
   Notary Public, State of New York
            No. 31-4942401
     Qualified in New York County
Commission Expires September 19, 1998

                                    EXHIBIT 2

                            State of New York


                           Banking Department


     I, MANUEL KURSKY, Deputy Superintendent of Banks of the State of New York, DO HEREBY CERTIFY:


THAT, BANKERS TRUST COMPANY is a corporation duly organized and existing under the laws of the State of New York and has its principal office and place of business at 130 Liberty Street, New York, New York.

THAT , BANKERS TRUST COMPANY is validly existing as a banking organization under the Banking Law of the State of New York. The authorization certificate of such corporation has not been revoked or suspended and such corporation is a subsisting trust company under the supervision of this Department.



Witness, my hand and official seal of the Banking Department at the City of New York, this 3rd day of June in the Year of our Lord one thousand nine hundred and ninety-eight.



                                                           /s/  Manuel Kursky
                                                      --------------------------
                                                 Deputy Superintendent of Banks.

                                    EXHIBIT 3

                                BY-LAWS


                          NOVEMBER 18, 1997


                         Bankers Trust Company
                               New York

                                BY-LAWS
                                  of
                         Bankers Trust Company

                               ARTICLE I

                      MEETINGS OF STOCKHOLDERS


SECTION 1. The annual meeting of the stockholders of this Company shall be held at the office of the Company in the Borough of Manhattan, City of New York, on the third Tuesday in January of each year, for the election of directors and such other business as may properly come before said meeting.

SECTION 2. Special meetings of stockholders other than those regulated by statute may be called at any time by a majority of the directors. It shall be the duty of the Chairman of the Board, the Chief Executive Officer or the President to call such meetings whenever requested in writing to do so by stockholders owning a majority of the capital stock.

SECTION 3. At all meetings of stockholders, there shall be present, either in person or by proxy, stockholders owning a majority of the capital stock of the Company, in order to constitute a quorum, except at special elections of directors, as provided by law, but less than a quorum shall have power to adjourn any meeting.

SECTION 4. The Chairman of the Board or, in his absence, the Chief Executive Officer or, in his absence, the President or, in their absence, the senior officer present, shall preside at meetings of the stockholders and shall direct the proceedings and the order of business. The Secretary shall act as secretary of such meetings and record the proceedings.


                               ARTICLE II

                               DIRECTORS

SECTION 1. The affairs of the Company shall be managed and its corporate owners exercised by a Board of Directors consisting of such number of directors, but not less than ten nor more than twenty-five, as may from time to time be fixed by resolution adopted by a majority of the directors then in office, or by the stockholders. In the event of any increase in the number of directors, additional directors may be elected within the limitations so fixed, either by the stockholders or within the limitations imposed by law, by a majority of directors then in office. One-third of the number of directors, as fixed from time to time, shall constitute a quorum. Any one or more members of the Board of Directors or Committee thereof may participate in a meeting of the Board of Directors or Committee thereof by means of a conference telephone or similar communications equipment which allows all persons participating in the meeting to hear each other at the same time. Participation by such means shall constitute presence in person at such a meeting.

All directors hereafter elected shall hold office until the next annual meeting of the stockholders and until their successors are elected and have qualified. No person who shall have attained age 72 shall be eligible to be elected or re-elected a director. Such director may, however, remain a director of the Company until the next annual meeting of the stockholders of Bankers Trust New York Corporation (the Company's parent) so that such director's retirement will coincide with the retirement date from Bankers Trust New York Corporation.

No Officer-Director who shall have attained age 65, or earlier relinquishes his responsibilities and title, shall be eligible to serve as a director.

SECTION 2. Vacancies not exceeding one-third of the whole number of the Board of Directors may be filled by the affirmative vote of a majority of the directors then in office, and the directors so elected shall hold office for the balance of the unexpired term.

SECTION 3. The Chairman of the Board shall preside at meetings of the Board of Directors. In his absence, the Chief Executive Officer or, in his absence, such other director as the Board of Directors from time to time may designate shall preside at such meetings.

SECTION 4. The Board of Directors may adopt such Rules and Regulations for the conduct of its meetings and the management of the affairs of the Company as it may deem proper, not inconsistent with the laws of the State of New York, or these By-Laws, and all officers and employees shall strictly adhere to, and be bound by, such Rules and Regulations.

SECTION 5. Regular meetings of the Board of Directors shall be held from time to time on the third Tuesday of the month. If the day appointed for holding such regular meetings shall be a legal holiday, the regular meeting to be held on such day shall be held on the next business day thereafter. Special meetings of the Board of Directors may be called upon at least two day's notice whenever it may be deemed proper by the Chairman of the Board or, the Chief Executive Officer or, in their absence, by such other director as the Board of Directors may have designated pursuant to Section 3 of this Article, and shall be called upon like notice whenever any three of the directors so request in writing.

SECTION 6. The compensation of directors as such or as member of committees shall be fixed from time to time by resolution of the Board of Directors.

                              ARTICLE III

                              COMMITTEES

SECTION 1. There shall be an Executive Committee of the Board consisting of not less than five directors who shall be appointed annually by the Board of Directors. The Chairman of the Board shall preside at meetings of the Executive Committee. In his absence, the Chief Executive Officer or, in his absence, such other member of the Committee as the Committee from time to time may designate shall preside at such meetings.

The Executive Committee shall possess and exercise to the extent permitted by law all of the powers of the Board of Directors, except when the latter is in session, and shall keep minutes of its proceedings, which shall be presented to the Board of Directors at its next subsequent meeting. All acts done and powers and authority conferred by the Executive Committee from time to time shall be and be deemed to be, and may be certified as being, the act and under the authority of the Board of Directors.

A majority of the Committee shall constitute a quorum, but the Committee may act only by the concurrent vote of not less than one-third of its members, at least one of whom must be a director other than an officer. Any one or more directors, even though not members of the Executive Committee, may attend any meeting of the Committee, and the member or members of the Committee present, even though less than a quorum, may designate any one or more of such directors as a substitute or substitutes for any absent member or members of the Committee, and each such substitute or substitutes shall be counted for quorum, voting, and all other purposes as a member or members of the Committee.

SECTION 2. There shall be an Audit Committee appointed annually by resolution adopted by a majority of the entire Board of Directors which shall consist of such number of directors, who are not also officers of the Company, as may from time to time be fixed by resolution adopted by the Board of Directors. The Chairman shall be designated by the Board of Directors, who shall also from time to time fix a quorum for meetings of the Committee. Such Committee shall conduct the annual directors' examinations of the Company as required by the New York State Banking Law; shall review the reports of all examinations made of the Company by public authorities and report thereon to the Board of Directors; and shall report to the Board of Directors such other matters as it deems advisable with respect to the Company, its various departments and the conduct of its operations.

In the performance of its duties, the Audit Committee may employ or retain, from time to time, expert assistants, independent of the officers or personnel of the Company, to make studies of the Company's assets and liabilities as the Committee may request and to make an examination of the accounting and auditing methods of the Company and its system of internal protective controls to the extent considered necessary or advisable in order to determine that the operations of the Company, including its fiduciary departments, are being audited by the General Auditor in such a manner as to provide prudent and adequate protection. The Committee also may direct the

General Auditor to make such investigation as it deems necessary or advisable with respect to the Company, its various departments and the conduct of its operations. The Committee shall hold regular quarterly meetings and during the intervals thereof shall meet at other times on call of the Chairman.

SECTION 3. The Board of Directors shall have the power to appoint any other Committees as may seen necessary, and from time to time to suspend or continue the powers and duties of such Committees. Each Committee appointed pursuant to this Article shall serve at the pleasure of the Board of Directors.


                              ARTICLE IV

                               OFFICERS

SECTION 1. The Board of Directors shall elect from among their number a Chairman of the Board and a Chief Executive Officer; and shall also elect a President, and may also elect a Senior Vice Chairman, one or more Vice Chairmen, one or more Executive Vice Presidents, one or more Senior Managing Directors, one or more Managing Directors, one or more Senior Vice Presidents, one or more Principals, one or more Vice Presidents, one or more General Managers, a Secretary, a Controller, a Treasurer, a General Counsel, one or more Associate General Counsels, a General Auditor, a General Credit Auditor, and one or more Deputy Auditors, who need not be directors. The officers of the corporation may also include such other officers or assistant officers as shall from time to time be elected or appointed by the Board. The Chairman of the Board or the Chief Executive Officer or, in their absence, the President, the Senior Vice Chairman or any Vice Chairman, may from time to time appoint assistant officers. All officers elected or appointed by the Board of Directors, and all assistant officers shall hold office at the pleasure of the Board or the Chairman of the Board or the Chief Executive Officer or, in their absence, the President, the Senior Vice Chairman or any Vice Chairman. The Board of Directors may require any and all officers and employees to give security for the faithful performance of their duties.

SECTION 2. The Board of Directors shall designate the Chief Executive Officer of the Company who may also hold the additional title of Chairman of the Board, President, Senior Vice Chairman or Vice Chairman and such person shall have, subject to the supervision and direction of the Board of Directors or the Executive Committee, all of the powers vested in such Chief Executive Officer by law or by these By-Laws, or which usually attach or pertain to such office. The other officers shall have, subject to the supervision and direction of the Board of Directors or the Executive Committee or the Chairman of the Board or, the Chief Executive Officer, the powers vested by law or by these By-Laws in them as holders of their respective offices and, in addition, shall perform such other duties as shall be assigned to them by the Board of Directors or the Executive Committee or the Chairman of the Board of the Chief Executive Officer.

The General Auditor shall be responsible, through the Audit Committee, to the Board of Directors for the determination of the program of the internal audit function and the evaluation of the adequacy of the system of internal controls. Subject to the Board of Directors, the General

Auditor shall have and may exercise all the powers and shall perform all the duties usual to such office and shall have such other powers as may be prescribed or assigned to him from time to time by the Board of Directors or vested in him by law or by these By-Laws. He shall perform such other duties and shall make such investigations, examinations and reports as may be prescribed or required by the Audit Committee. The General Auditor shall have unrestricted access to all records and premises of the Company and shall delegate such authority to his subordinates. He shall have the duty to report to the Audit Committee on all matters concerning the internal audit program and the adequacy of the system of internal controls of the Company which he deems advisable or which the Audit Committee may request. Additionally, the General Auditor shall have the duty of reporting independently of all officers of the Company to the Audit Committee at least quarterly on any matters concerning the internal audit program and the adequacy of the system of internal controls of the Company that should be brought to the attention of the directors except those matters responsibility for which has been vested in the General Credit Auditor. Should the General Auditor deem any matter to be of special immediate importance, he shall report thereon forthwith to the Audit Committee. The General Auditor shall report to the Chief Financial Officer only for administrative purposes.

The General Credit Auditor shall be responsible to the Chief Executive Officer and, through the Audit Committee, to the Board of Directors for the systems of internal credit audit, shall perform such other duties as the Chief Executive Officer may prescribe, and shall make such examinations and reports as may be required by the Audit Committee. The General Credit Auditor shall have unrestricted access to all records and may delegate such authority to subordinates.

SECTION 3. The compensation of all officers shall be fixed under such plan or plans of position evaluation and salary administration as shall be approved from time to time by resolution of the Board of Directors.

SECTION 4. The Board of Directors, the Executive Committee, the Chairman of the Board, the Chief Executive Officer or any person authorized for this purpose by the chief Executive Officer, shall appoint or engage all other employees and agents and fix their compensation. The employment of all such employees and agents shall continue during the pleasure of the Board of Directors or the Executive Committee or the Chairman of the Board or the Chief Executive Officer or any such authorized person; and the Board of Directors, the Executive Committee, the Chairman of the Board, the Chief Executive Officer or any such authorized person may discharge any such employees and agents at will.

                               ARTICLE V

             INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS

SECTION 1. The Company shall, to the fullest extent permitted by Section 7018 of the New York Banking Law, indemnify any person who is or was made, or threatened to be made, a party to an action or proceeding, whether civil or criminal, whether involving any actual or alleged breach of duty, neglect or error, any accountability, or any actual or alleged misstatement, misleading statement or other act or omission and whether brought or threatened in any court or administrative or legislative body or agency, including an action by or in the right of the Company to procure a judgment in its favor and an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Company is servicing or served in any capacity at the request of the Company by reason of the fact that he, his testator or intestate, is or was a director or officer of the Company, or is serving or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement, and costs, charges and expenses, including attorneys' fees, or any appeal therein; provided, however, that no indemnification shall be provided to any such person if a judgment or other final adjudication adverse to the director or officer established that (i) his acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

SECTION 2. The Company may indemnify any other person to whom the Company is permitted to provide indemnification or the advancement of expenses by applicable law, whether pursuant to rights granted pursuant to, or provided by, the New York Banking Law or other rights created by (i) a resolution of stockholders, (ii) a resolution of directors, or (iii) an agreement providing for such indemnification, it being expressly intended that these By-Laws authorize the creation of other rights in any such manner.

SECTION 3. The Company shall, from time to time, reimburse or advance to any person referred to in Section 1 the funds necessary for payment of expenses, including attorney's fees, incurred in connection with any action or proceeding referred to in Section 1, upon receipt of a written undertaking by or on behalf of such person to repay such amount(s) if a judgment or other final adjudication adverse to the director or officer establishes that (i) his acts were committed in bad faith or were the result of active and deliberate dishonesty and, in either case, were material to the cause of action so adjudicated, or (ii) he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

SECTION 4. Any director or officer of the Company serving (i) another corporation, of which a majority of the shares entitled to vote in the election of its directors is held by the Company, or (ii) any employee benefit plan of the Company or any corporation referred to in clause (i) in any capacity shall be deemed to be doing so at the request of the Company. In all other cases, the provisions of this Article V will apply (i) only if the person serving another corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise so served at the specific request of the Company, evidenced by a written communication signed by the Chairman of the Board, the Chief Executive Officer to the President, and (ii) only if and to the extent that, after making such efforts as the Chairman of the Board, the Chief Executive Officer or the President shall deem adequate in the circumstances, such person shall be unable to obtain indemnification from such other enterprise or its insurer.

SECTION 5. Any person entitled to be indemnified or to the reimbursement or advancement of expenses as a matter of right pursuant to this Article V may elect to have the right to indemnification (or advancement of expenses) interpreted on the basis of the applicable law in effect at the time of occurrence of the event or events giving rise to the action or proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time indemnification is sought.

SECTION 6. The right to be indemnified or to the reimbursement or advancement of expense pursuant to this Article V (i) is a contract right pursuant to which the person entitled thereto may bring suit as if the provisions hereof were set forth in separate written contract between the Company and the director or officer, (ii) is intended to be retroactive and shall be available with respect to events occurring prior to the adoption hereof, and (iii) shall continue to exist after the rescission or restrictive modification hereof with respect to events occurring prior thereto.

SECTION 7. If a request to be indemnified or for the reimbursement or advancement of expenses pursuant hereto is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled also to be paid the expenses of prosecuting such claim. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of or reimbursement or advancement of expenses to the claimant is proper in the circumstance, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant is not entitled to indemnification or to the reimbursement or advancement of expenses, shall be a defense to the action or create a presumption that the claimant is not so entitled.

SECTION 8. A person who has been successful, on the merits or otherwise, in the defense of a civil or criminal action or proceeding of the character described in Section 1 shall be entitled to indemnification only as provided in Sections 1 and 3, notwithstanding any provision of the New York Banking Law to the contrary.

                                   ARTICLE VI

                                      SEAL

SECTION 1. The Board of Directors shall provide a seal for the Company, the counterpart dies of which shall be in the charge of the Secretary of the Company and such officers as the Chairman of the Board, the Chief Executive Officer or the Secretary may from time to time direct in writing, to be affixed to certificates of stock and other documents in accordance with the directions of the Board of Directors or the Executive Committee.

SECTION 2. The Board of Directors may provide, in proper cases on a specified occasion and for a specified transaction or transactions, for the use of a printed or engraved facsimile seal of the Company.

                                   ARTICLE VII

                                  CAPITAL STOCK

SECTION 1. Registration of transfer of shares shall only by made upon the books of the Company by the registered holder in person, or by power of attorney, duly executed, witnessed and filed with the Secretary or other proper officer of the Company, on the surrender of the certificate or certificates of such shares properly assigned for transfer.


                                  ARTICLE VIII

                                  CONSTRUCTION

SETION 1. The masculine gender, when appearing in these By-Laws, shall be deemed to include the feminine gender.


                                   ARTICLE IX

                                   AMENDMENTS

SECTION 1. These By-Laws may be altered, amended or added to by the Board of Directors at any meeting, or by the stockholders at any annual or special meeting, provided notice thereof has been given.

I, Jerome W. Harney, Assistant Secretary of Bankers Trust Company, New York, New York, hereby certify that the foregoing is a complete, true and correct copy of the By-Laws of Bankers Trust Company, and that the same are in full force and effect at this date.


                              \s\ Jerome W. Harney
                             ----------------------
                               Assistant Secretary


Dated:  1/6/98

                                    EXHIBIT 5

                               CONSENT OF TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issue by RBMG Funding Co. Home Equity Loan Trust 1998-1 Asset-Backed Notes, Series 1998-1, we hereby consent that reports of examination by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


Dated:  June 26, 1998                                 Bankers Trust Company
                                                      By:  /s/Jerome Harney
                                                      Jerome Harney
                                                      Assistant Vice President

                                    EXHIBIT 6

                                                                     Exhibit 6

"RC-01.A   ","RCFD0081","Cash and Noninterest-bearing Balances   ", 1526000000
"RC-01.B   ","RCFD0071","Interest-bearing Balances               ", 2591000000
"RC-02.A   ","RCFD1754","Securities Held-to-Maturity             ",          0
"RC-02.B   ","RCFD1773","Securities Available-for-sale           ", 3903000000
"RC-03     ","RCFD1350","Fed Funds Sold & Secs Purchased         ",29339000000
"RC-04.A   ","RCFD2122","Loans and Leases                        ",19343000000
"RC-04.B   ","RCFD3123","LESS: Allowance for Loan and Lease Lo   ",  723000000
"RC-04.C   ","RCFD3128","LESS: Allocated Transfer Risk Reserve   ",          0
"RC-04.D   ","RCFD2125","Net Loans & Leases (Total)              ",18620000000
"RC-05     ","RCFD3545","Trading Assets                          ",43032000000
"RC-06     ","RCFD2145","Premises and Fixed Assets               ",  766000000
"RC-07     ","RCFD2150","Other REO                               ",  186000000
"RC-08     ","RCFD2130","Investments in Unconsolidated Subsidi   ",   59000000
"RC-09     ","RCFD2155","Customers' Liability on Acceptances     ",  703000000
"RC-10     ","RCFD2143","Intangible Assets                       ",   84000000
"RC-11     ","RCFD2160","Other Assets                            ", 5343000000
"RC-12     ","RCFD2170","Total Assets                            ",%106152000000
"RC-13.A   ","RCON2200","Deposits: Domestic Offices              ",22016000000
"RC-13.A.1 ","RCON6631","Domestic Deposits: Noninterest-bearin   ", 2272000000
"RC-13.A.2 ","RCON6636","Domestic Deposits: Interest-bearing     ",19744000000
"RC-13.B   ","RCFN2200","Deposits: Foreign Offices               ",26396000000
"RC-13.B.1 ","RCFN6631","Foreign Deposits: Noninterest-bearing   ", 1304000000
"RC-13.B.2 ","RCFN6636","Foreign Deposits: Interest-bearing      ",25092000000
"RC-14     ","RCFD2800","Fed Funds Purchased & Secs Sold         ",11779000000
"RC-15.A   ","RCON2840","Demand Notes to US Treasury             ",          0
"RC-15.B   ","RCFD3548","Trading Liabilities                     ",23059000000
"RC-16.A   ","RCFD2332","Other Borrowed Money: Maturity < 1yr    ", 6391000000
"RC-16.B   ","RCFDA547","Other Borrowed Money: Mat. 1-3 YRS      ",  369000000
"RC-16.C   ","RCFDA548","Other Borrowed Money: Maturity > 3yr    ", 3176000000
"RC-18     ","RCFD2920","Bank's Liability on Acceptances         ",  703000000
"RC-19     ","RCFD3200","Subordinated Notes and Debentures       ", 1250000000
"RC-20     ","RCFD2930","Other Liabilities                       ", 5222000000
"RC-21     ","RCFD2948","Total Liabilities                       ",%100361000000
"RC-23     ","RCFD3838","Perpetual Preferred Stock & Surplus     ", 1000000000
"RC-24     ","RCFD3230","Common Stock                            ", 1202000000
"RC-25     ","RCFD3839","Surplus                                 ",  540000000
"RC-26.A   ","RCFD3632","Undivided Profits/Capital Reserves      ", 3409000000
"RC-26.B   ","RCFD8434","Unrealized holding gain(loss) secur.    ",   15000000
"RC-27     ","RCFD3284","Foreign Currency Translation Adjustme   ", -375000000
"RC-28     ","RCFD3210","Total Equity Capital                    ", 5791000000
"RC-29     ","RCFD3300","Total Liabs, Pref. Stck, & Equity Cap   ",%106152000000
"RC-M.1    ","RCFD6724","Auditing method                         ",          0
"RCA1.A    ","RCFD0022","Consolidated Bank: Cash                 ", 1017000000
"RCA1.A.B  ","RCON0020","Domestic Offices: Cash Items In Colle   ",  573000000
"RCA1.B.B  ","RCON0080","Domestic Offices: Cash                  ",    2000000
"RCA2.A.A  ","RCFD0083","Consolidated Bank: Due from US Branch   ",   56000000
"RCA2.B    ","RCON0082","Domestic Offices: Due from US Deposit   ",   66000000
"RCA2.B.A  ","RCFD0085","Consolidated Bank: Due from Other Dep   ",  226000000
"RCA3.A.A  ","RCFD0073","Consolidated Bank: Due from Foreign U   ",  107000000
"RCA3.B    ","RCON0070","Domestic Offices: Due from Foreign Ba   ",   11000000
"RCA3.B.A  ","RCFD0074","Consolidated Bank: Due from Other For   ", 2657000000
"RCA4.A    ","RCFD0090","Due from Fed Reserve Banks              ",   54000000
"RCA4.B    ","RCON0090","Domestic Offices: Due from Fed Reserv   ",   54000000
"RCA5.A    ","RCFD0010","Consolidated Bank - Total               ", 4117000000


"RCA5.B    ","RCON0010","Domestic Offices - Total                ",  706000000
"RCAM.1    ","RCON0050","Non-Int bearing bals due from US Bnks   ",    1000000
"RCB1.A    ","RCFD0211","Held: Cost: US Treasury Securities      ",          0
"RCB1.B    ","RCFD0213","Held: Value: US Treasury Securities     ",          0
"RCB1.C    ","RCFD1286","Sale: Cost: US Treasury Securities      ",  599000000
"RCB1.D    ","RCFD1287","Sale: Value: US Treasury Securities     ",  607000000
"RCB2.A.A  ","RCFD1289","Held: Cost: Obligations US agencies     ",          0
"RCB2.A.B  ","RCFD1290","Held: Value: Obligations US agencies    ",          0
"RCB2.A.C  ","RCFD1291","Sale: Cost: Obligations US agencies     ",   25000000
"RCB2.A.D  ","RCFD1293","Sale: Value: Obligations US agencies    ",   28000000
"RCB2.B.A  ","RCFD1294","Held: Cost: Obligations US sponsored    ",          0
"RCB2.B.B  ","RCFD1295","Held: Value: Obligations US sponsored   ",          0
"RCB2.B.C  ","RCFD1297","Sale: Cost: Obligations US sponsored    ",          0
"RCB2.B.D  ","RCFD1298","Sale: Value: Obligations US sponsored   ",          0
"RCB3.A.A  ","RCFD1676","Held: Cost: General Obligations         ",          0
"RCB3.A.B  ","RCFD1677","Held: Value: General Obligations        ",          0
"RCB3.A.C  ","RCFD1678","Sale: Cost: General Obligations         ",  107000000
"RCB3.A.D  ","RCFD1679","Sale: Value: General Obligations        ",  115000000
"RCB3.B.A  ","RCFD1681","Held: Cost: Revenue Obligations         ",          0
"RCB3.B.B  ","RCFD1686","Held: Value: Revenue Obligations        ",          0
"RCB3.B.C  ","RCFD1690","Sale: Cost: Revenue Obligations         ",   77000000
"RCB3.B.D  ","RCFD1691","Sale: Value: Revenue Obligations        ",   80000000
"RCB3.C.A  ","RCFD1694","Held: Cost: Industrial Obligations      ",          0
"RCB3.C.B  ","RCFD1695","Held: Value: Industrial Obligations     ",          0
"RCB3.C.C  ","RCFD1696","Sale: Cost: Industrial Obligations      ",   25000000
"RCB3.C.D  ","RCFD1697","Sale: Value: Industrial Obligations     ",   25000000
"RCB4.A.1.A","RCFD1698","Held: Cost: Security Guaranteed GNMA    ",          0
"RCB4.A.1.B","RCFD1699","Held: Value: Security Guaranteed GNMA   ",          0
"RCB4.A.1.C","RCFD1701","Sale: Cost: Security Guaranteed GNMA    ",  522000000
"RCB4.A.1.D","RCFD1702","Sale: Value: Security Guaranteed GNMA   ",  522000000
"RCB4.A.2.A","RCFD1703","Held: Cost: Security Issued FNMA        ",          0
"RCB4.A.2.B","RCFD1705","Held: Value: Security Issued FNMA       ",          0
"RCB4.A.2.C","RCFD1706","Sale: Cost: Security Issued FNMA        ",          0
"RCB4.A.2.D","RCFD1707","Sale: Value: Security Issued FNMA       ",          0
"RCB4.A.3.A","RCFD1709","Held: Cost: Other Pass-Through Secs     ",          0
"RCB4.A.3.B","RCFD1710","Held: Value: Other Pass-Through Secs    ",          0
"RCB4.A.3.C","RCFD1711","Sale: Cost: Other Pass-Through Secs     ",          0
"RCB4.A.3.D","RCFD1713","Sale: Value: Other Pass-Through Secs    ",          0
"RCB4.B.1.A","RCFD1714","Held: Cost: Issued/Guar. FNMA, Etc.     ",          0
"RCB4.B.1.B","RCFD1715","Held: Value: Issued/Guar. FNMA, Etc.    ",          0
"RCB4.B.1.C","RCFD1716","Sale: Cost: Issued/Guar. FNMA, Etc.     ",          0
"RCB4.B.1.D","RCFD1717","Sale: Value: Issued/Guar. FNMA, Etc.    ",          0
"RCB4.B.2.A","RCFD1718","Held: Cost: Collateralized MBS -FNMA    ",          0
"RCB4.B.2.B","RCFD1719","Held: Value: Collateralized MBS -FNMA   ",          0
"RCB4.B.2.C","RCFD1731","Sale: Cost: Collateralized MBS -FNMA    ",          0
"RCB4.B.2.D","RCFD1732","Sale: Value: Collateralized MBS -FNMA   ",          0
"RCB4.B.3.A","RCFD1733","Held: Cost: All Other MBS               ",          0
"RCB4.B.3.B","RCFD1734","Held: Value: All Other MBS              ",          0
"RCB4.B.3.C","RCFD1735","Sale: Cost: All Other MBS               ",   32000000
"RCB4.B.3.D","RCFD1736","Sale: Value: All Other MBS              ",   32000000
"RCB5.A.A  ","RCFD1737","Held: Cost: Other Domestic Debt Sec.    ",          0
"RCB5.A.B  ","RCFD1738","Held: Value: Other Domestic Debt Sec.   ",          0
"RCB5.A.C  ","RCFD1739","Sale: Cost: Other Domestic Debt Sec.    ",  363000000
"RCB5.A.D  ","RCFD1741","Sale: Value: Other Domestic Debt Sec.   ",  363000000
"RCB5.B.A  ","RCFD1742","Held: Cost: Foreign Debt Securities     ",          0
"RCB5.B.B  ","RCFD1743","Held: Value: Foreign Debt Securities    ",          0
"RCB5.B.C  ","RCFD1744","Sale: Cost: Foreign Debt Securities     ", 1811000000


"RCB5.B.D  ","RCFD1746","Sale: Value: Foreign Debt Securities    ", 1821000000
"RCB6.A.C  ","RCFDA510","Sale: Cost: Securities Mutual Funds     ",   81000000
"RCB6.A.D  ","RCFDA511","Sale: Value: Securities Mutual Funds    ",   77000000
"RCB6.B.C  ","RCFD1752","Sale: Cost: Other Equity Securities     ",  233000000
"RCB6.B.D  ","RCFD1753","Sale: Value: Other Equity Securities    ",  233000000
"RCB7.A    ","RCFD1754"," Total Held-to-maturity - Amort Cost    ",          0
"RCB7.B    ","RCFD1771"," Total Held-to-maturity - Fair Value    ",          0
"RCB7.C    ","RCFD1772"," Total Avail-for-sale - Amort Cost      ", 3875000000
"RCB7.D    ","RCFD1773"," Total Avail-for-sale - Fair Value      ", 3903000000
"RCBM.1    ","RCFD0416","Pledged                                 ",  781000000
"RCBM.2.A.1","RCFDA549","Memoranda: Non-Mort Debt < 3 MO         ",  846000000
"RCBM.2.A.2","RCFDA550","Memoranda: Non-Mort Debt 3-12 MO        ",  769000000
"RCBM.2.A.3","RCFDA551","Memoranda: Non-Mort Debt 1-3 YRS        ",  770000000
"RCBM.2.A.4","RCFDA552","Memoranda: Non-Mort Debt 3-5 YRS        ",  140000000
"RCBM.2.A.5","RCFDA553","Memoranda: Non-Mort Debt 5-15 YRS       ",  415000000
"RCBM.2.A.6","RCFDA554","Memoranda: Non-Mort Debt > 15 YRS       ",   99000000
"RCBM.2.B.1","RCFDA555","Memoranda: Mort Pass Thru < 3 MO        ",          0
"RCBM.2.B.2","RCFDA556","Memoranda: Mort Pass Thru 3-12 MO       ",          0
"RCBM.2.B.3","RCFDA557","Memoranda: Mort Pass Thru 1-3 YRS       ",          0
"RCBM.2.B.4","RCFDA558","Memoranda: Mort Pass Thru 3-5 YRS       ",          0
"RCBM.2.B.5","RCFDA559","Memoranda: Mort Pass Thru 5-15 YRS      ",  522000000
"RCBM.2.B.6","RCFDA560","Memoranda: Mort Pass Thru > 15 YRS      ",          0
"RCBM.2.C.1","RCFDA561","Memoranda: Other Mort-backed < 3 YRS    ",   32000000
"RCBM.2.C.2","RCFDA562","Memoranda: Other Mort-backed > 3 YRS    ",          0
"RCBM.2.D  ","RCFDA248","Memoranda: Tot Debt < 1 YR              ", 1260000000
"RCBM.7    ","RCFD1778","Amortized Cost Held Securities Sold     ",          0
"RCBM.8.A  ","RCFD8780","High Risk Mortgage Secs - Amort Cost    ",          0
"RCBM.8.B  ","RCFD8781","High Risk Mortgage Secs - Fair Value    ",          0
"RCBM.9.A  ","RCFD8782","Structured Notes - Amortized Cost       ",          0
"RCBM.9.B  ","RCFD8783","Structured Notes - Fair Value           ",          0
"RCC01.A   ","RCFD1410","Consolidated RE Loans                   ", 1672000000
"RCC01.A.B ","RCON1415","Domestic Const/Development Loans        ",   50000000
"RCC01.B.B ","RCON1420","Domestic Secured by Farmland            ",    1000000
"RCC01.C.1B","RCON1797","Domestic Secured by 1-4  Revolving      ",          0
"RCC01.C.2A","RCON5367","Domestic Secured by 1-4  Other          ",  117000000
"RCC01.C.2B","RCON5368","Domestic Secured by 1-4  Other          ",          0
"RCC01.D.B ","RCON1460","Domestic Secured by 5+                  ",  291000000
"RCC01.E.B ","RCON1480","Domestic Secured by Nonfarm Nonreside   ", 1007000000
"RCC02.A.B ","RCON1505","Domestic to US Coml Banks               ",  227000000
"RCC02.A1.A","RCFD1506","Consolidated to US Branches of Forei"   ",  161000000
"RCC02.A2.A","RCFD1507","Consolidated to Other US Coml Banks "   ",   75000000
"RCC02.B.A ","RCFD1517","Consolidated  to Other Dep'y in US      ",   67000000
"RCC02.B.B ","RCON1517","Domestic  to Other Dep'y in US          ",          0
"RCC02.C.B ","RCON1510","Domestic  to Foreign Banks              ",  581000000
"RCC02.C1.A","RCFD1513","Consolidated to For Branches US Bank"   ",   14000000
"RCC02.C2.A","RCFD1516","Consolidated to Foreign Banks       "   ", 1959000000
"RCC03.A   ","RCFD1590","Consolidated  to Farmers                ",    1000000
"RCC03.B   ","RCON1590","Domestic to Farmers                     ",    1000000
"RCC04.A.A ","RCFD1763","Consolidated US Coml                    ", 3572000000
"RCC04.A.B ","RCON1763","Domestic US Coml                        ", 3465000000
"RCC04.B.A ","RCFD1764","Consolidated non-US Coml                ", 4270000000
"RCC04.B.B ","RCON1764","Domestic non-US Coml                    ",  129000000
"RCC05.A.A ","RCFD1756","Consolidated Accep's of US Banks        ",          0
"RCC05.A.B ","RCON1756","Domestic Accep's of US Bank             ",          0
"RCC05.B.A ","RCFD1757","Consolidated Accep's of Foreign Banks   ",          0
"RCC05.B.B ","RCON1757","Domestic Accep's of Foreign Banks       ",          0
"RCC06.A.A ","RCFD2008","Consolidated Credit Cards               ",   28000000


"RCC06.B   ","RCON1975","Domestic Consumer                       ",  103000000
"RCC06.B.A ","RCFD2011","Consolidated Other Consumer             ",  398000000
"RCC07.A   ","RCFD2081","Consolidated Loans to For Govts         ",  338000000
"RCC07.B   ","RCON2081","Domestic Loans to For Govts             ",   16000000
"RCC08.A   ","RCFD2107","Consolidated Obligations US             ",          0
"RCC08.B   ","RCON2107","Domestic Obligations US                 ",          0
"RCC09.A   ","RCFD1563","Consolidated Other                      ", 6595000000
"RCC09.A.B ","RCON1545","Domestic Loans for Securities           ", 1771000000
"RCC09.B.B ","RCON1564","Domestic Other                          ", 2095000000
"RCC10.A.A ","RCFD2182","Consolidated US Leases                  ",   96000000
"RCC10.B   ","RCON2165","Domestic Leases                         ",  113000000
"RCC10.B.A ","RCFD2183","Consolidated For Leases                 ",   97000000
"RCC11.A   ","RCFD2123","LESS: Consolidated Unearned Income      ",          0
"RCC11.B   ","RCON2123","LESS: Domestic Unearned Income          ",          0
"RCC12.A   ","RCFD2122","Total Loans & Leases (Consolidated)     ",19343000000
"RCC12.B   ","RCON2122","Total Loans & Leases (Domestic)         ", 9967000000
"RCCM.2.A1A","RCFD1687","Cons Restruc'd US RE                    ",   37000000
"RCCM.2.A2A","RCFD1689","Cons Restruc'd non-US RE                ",          0
"RCCM.2.B.A","RCFD8691","Cons Restruc'd - All Other Loan/Lease   ",          0
"RCCM.2.C.A","RCFD8692","Cons Restruc'd - Non-U.S. Addressees    ",          0
"RCCM.3.A.1","RCONA564","Memo: Loans Secd by Real Est < 3 MO     ",   44000000
"RCCM.3.A.2","RCONA565","Memo: Loans Secd by Real Est 3-12 MO    ",   70000000
"RCCM.3.A.3","RCONA566","Memo: Loans Secd by Real Est 1-3 YRS    ",    1000000
"RCCM.3.A.4","RCONA567","Memo: Loans Secd by Real Est 3-5 YRS    ",          0
"RCCM.3.A.5","RCONA568","Memo: Loans Secd by Real Est 5-15 YRS   ",    1000000
"RCCM.3.A.6","RCONA569","Memo: Loans Secd by Real Est > 15 YRS   ",    1000000
"RCCM.3.B.1","RCFDA570","Memo: Other Loans/Leases < 3 MO         ",14336000000
"RCCM.3.B.2","RCFDA571","Memo: Other Loans/Leases 3-12 MO        ", 3614000000
"RCCM.3.B.3","RCFDA572","Memo: Other Loans/Leases 1-3 YRS        ",  487000000
"RCCM.3.B.4","RCFDA573","Memo: Other Loans/Leases 3-5 YRS        ",  215000000
"RCCM.3.B.5","RCFDA574","Memo: Other Loans/Leases 5-15 YRS       ",  283000000
"RCCM.3.B.6","RCFDA575","Memo: Other Loans/Leases > 15 YRS       ",   40000000
"RCCM.3.C  ","RCFDA247","Memo: Tot Remg Loans/Leases < 1 YR      ", 7889000000
"RCCM.3.D  ","RCONA577","Memo: Non-Farm/Res Loans/Leases > 5YR   ",  149000000
"RCCM.3.E  ","RCFDA578","Memo: Comm/Indust > 3 YRS               ",  345000000
"RCCM.4    ","RCFD2746","Loans to fin. comm. real est., constr   ",  965000000
"RCCM.5    ","RCFD5369","Loans & leases held for sale            ",          0
"RCCM.6    ","RCON5370","Adj. rate closed-end loans secured      ",  112000000
"RCCP2.01  ","RCON6999","YES/NO - RCC01.E & RCC04 >= $ 100,000   ",          0
"RCCP2.02AA","RCON5562","Number of Loans RCC01.E                 ",          0
"RCCP2.02BA","RCON5563","Number of Loans RCC04                   ",          0
"RCCP2.03AA","RCON5564","Number of Loans RCC01.E Orig <= $100K   ",          0
"RCCP2.03AB","RCON5565","Amount of Loans RCC01.E Orig <= $100K   ",          0
"RCCP2.03BA","RCON5566","# of Loans RCC01.E $100K<Orig<=$250K    ",          0
"RCCP2.03BB","RCON5567","$ of Loans RCC01.E $100K<Orig<=$250K    ",          0
"RCCP2.03CA","RCON5568","# of Loans RCC01.E $250K < Orig <=$1M   ",          0
"RCCP2.03CB","RCON5569","$ of Loans RCC01.E $250K < Orig <=$1M   ",          0
"RCCP2.04AA","RCON5570","Number of Loans RCC04 Orig <= $100K     ",          0
"RCCP2.04AB","RCON5571","Amount of Loans RCC04 Orig <= $100K     ",          0
"RCCP2.04BA","RCON5572","# of Loans RCC04 $100K< Orig <= $250K   ",          0
"RCCP2.04BB","RCON5573","$ of Loans RCC04 $100K< Orig <= $250K   ",          0
"RCCP2.04CA","RCON5574","# of Loans RCC04 $250K < Orig <= $1M    ",          0
"RCCP2.04CB","RCON5575","$ of Loans RCC04 $250K < Orig <= $1M    ",          0
"RCCP2.05  ","RCON6860","YES/NO - RCC01.B & RCC03 >= $ 100,000   ",          0
"RCCP2.06AA","RCON5576","Number of Loans RCC01.B                 ",          0
"RCCP2.06BA","RCON5577","Number of Loans RCC03                   ",          0
"RCCP2.07AA","RCON5578","Number of Loans RCC01.B Orig <= $100K   ",          0


"RCCP2.07AB","RCON5579","Amount of Loans RCC01.B Orig <= $100K   ",          0
"RCCP2.07BA","RCON5580","# of Loans RCC01.B $100K<Orig<=$250K    ",          0
"RCCP2.07BB","RCON5581","$ of Loans RCC01.B $100K<Orig<=$250K    ",          0
"RCCP2.07CA","RCON5582","# of Loans RCC01.B $250K <Orig<=$500K   ",          0
"RCCP2.07CB","RCON5583","$ of Loans RCC01.B $250K <Orig<=$500K   ",          0
"RCCP2.08AA","RCON5584","Number of Loans RCC03 - Orig <= $100K   ",          0
"RCCP2.08AB","RCON5585","Amount of Loans RCC03 - Orig <= $100K   ",          0
"RCCP2.08BA","RCON5586","# of Loans RCC03 - $100K<Orig<=$250K    ",          0
"RCCP2.08BB","RCON5587","$ of Loans RCC03 - $100K<Orig<=$250K    ",          0
"RCCP2.08CA","RCON5588","# of Loans RCC03 - $250K <Orig<=$500K   ",          0
"RCCP2.08CB","RCON5589","$ of Loans RCC03 - $250K <Orig<=$500K   ",          0
"RCD01     ","RCON3531","US Treasury securities                  ",  814000000
"RCD02     ","RCON3532","US Govt agency obligations              ",          0
"RCD03     ","RCON3533","Securities issued by State and Subdiv   ",   57000000
"RCD04.A   ","RCON3534","Pass-through secs by FNMA/FHLMC/GNMA    ",    1000000
"RCD04.B   ","RCON3535","CMOs and REMICs issued by FNMA/FHLMC    ",    5000000
"RCD04.C   ","RCON3536","All other mortgage-backed securities    ",  972000000
"RCD05     ","RCON3537","Other debt securities                   ",          0
"RCD06     ","RCON3538","Certificates of deposit                 ",  130000000
"RCD07     ","RCON3539","Commercial paper                        ",          0
"RCD08     ","RCON3540","Bankers acceptances                     ",  141000000
"RCD09     ","RCON3541","Other trading assets domestic           ", 1436000000
"RCD10     ","RCFN3542","Trading assets foreign                  ",25370000000
"RCD11.A   ","RCON3543","Gains on rate & contracts domestic      ", 1699000000
"RCD11.B   ","RCFN3543","Gains on rate & contracts foreign       ",12407000000
"RCD12     ","RCFD3545","Total Trading Assets                    ",43032000000
"RCD13     ","RCFD3546","Liability for short positions           ", 9715000000
"RCD14     ","RCFD3547","Losses on rate & contracts              ",13344000000
"RCD15     ","RCFD3548","Total trading liabilities               ",23059000000
"RCE1.1.A  ","RCON2201","Private Transaction                     ", 1376000000
"RCE1.1.B  ","RCON2240","Private Demand Deposits                 ", 1330000000
"RCE1.1.C  ","RCON2346","Private Nontransaction                  ",19709000000
"RCE1.2.A  ","RCON2202","USG Transaction                         ",    2000000
"RCE1.2.B  ","RCON2280","USG Demand Deposits                     ",    2000000
"RCE1.2.C  ","RCON2520","USG Nontransaction                      ",          0
"RCE1.3.A  ","RCON2203","State/Local Transaction                 ",    2000000
"RCE1.3.B  ","RCON2290","State/Local Demand Deposits             ",    2000000
"RCE1.3.C  ","RCON2530","State/Local Nontransaction              ",          0
"RCE1.4.A  ","RCON2206","US Coml Banks Transaction               ",  224000000
"RCE1.4.B  ","RCON2310","US Coml Banks Demand Deposits           ",  224000000
"RCE1.4.C  ","RCON2550","US Coml Banks Nontransaction            ",    3000000
"RCE1.5.A  ","RCON2207","Other US Dep'y Transaction              ",    5000000
"RCE1.5.B  ","RCON2312","Other US Dep'y Demand Deposits          ",    5000000
"RCE1.5.C  ","RCON2349","Other US Dep'y Nontransaction           ",   32000000
"RCE1.6.A  ","RCON2213","For Banks Transaction                   ",  480000000
"RCE1.6.B  ","RCON2320","For Banks Demand Deposits               ",  480000000
"RCE1.6.C  ","RCON2236","For Branches US Banks Nontransaction    ",          0
"RCE1.7.A  ","RCON2216","For Govt Transaction                    ",   41000000
"RCE1.7.B  ","RCON2300","For Govt Demand Deposits                ",   41000000
"RCE1.7.C  ","RCON2377","For Govt Nontransaction                 ",          0
"RCE1.8.A  ","RCON2330","Certified Checks: Transaction           ",  142000000
"RCE1.8.B  ","RCON2330","Certified Checks: Demand                ",  142000000
"RCE1.9.A  ","RCON2215","Total Transaction Accounts              ", 2272000000
"RCE1.9.B  ","RCON2210","Total Demand Deposits                   ", 2226000000
"RCE1.9.C  ","RCON2385","Total Nontransaction Accounts           ",19744000000
"RCE1.M.1.A","RCON6835","IRA/Keogh                               ",    2000000
"RCE1.M.1.B","RCON2365","Brokered                                ", 2896000000


"RCE1.M.1.E","RCON5590","Memoranda: Preferred Deposits           ",          0
"RCE1.M.1C1","RCON2343","Brokered < $100K                        ", 2645000000
"RCE1.M.1C2","RCON2344","Brokered Participated to < $100K        ",          0
"RCE1.M.1D1","RCONA243","Matur data:denom < 100k,matur<= 1 yr    ",  585000000
"RCE1.M.1D2","RCONA244","Matur data:denom =>100k,matur<= 1 yr    ",          0
"RCE1.M.2.B","RCON6648","Memoranda: Time Deposits <$100 000      ", 2647000000
"RCE1.M.2.C","RCON2604","Memoranda: Time Deposits >=$100 000     ",12659000000
"RCE1.M.2A1","RCON6810","MMDAs                                   ", 4377000000
"RCE1.M.2A2","RCON0352","Other Savings                           ",   61000000
"RCE1.M.3  ","RCON2398","NOW                                     ",   46000000
"RCE1.M.5A1","RCONA579","Memo: Time Deps < 100K < 3 MO           ",  115000000
"RCE1.M.5A2","RCONA580","Memo: Time Deps < 100K 3-12 MO          ",  561000000
"RCE1.M.5A3","RCONA581","Memo: Time Deps < 100K 1-3 YRS          ",  329000000
"RCE1.M.5A4","RCONA582","Memo: Time Deps < 100K > 3 YRS          ", 1642000000
"RCE1.M.5B ","RCONA241","Memo: Time Deps < 100K < 1 YR           ",  584000000
"RCE1.M.6A1","RCONA584","Memo: Time Deps > 100K < 3 MO           ", 6363000000
"RCE1.M.6A2","RCONA585","Memo: Time Deps > 100K 3-12 MO          ", 6279000000
"RCE1.M.6A3","RCONA586","Memo: Time Deps > 100K 1-3 YRS          ",   15000000
"RCE1.M.6A4","RCONA587","Memo: Time Deps > 100K > 3 YRS          ",    2000000
"RCE1.M.6B ","RCONA242","Memo: Time Deps > 100K < 1 YR           ",11780000000
"RCE2.1    ","RCFN2621","Private                                 ",10681000000
"RCE2.2    ","RCFN2623","US Banks                                ", 4824000000
"RCE2.3    ","RCFN2625","For Banks                               ", 9303000000
"RCE2.4    ","RCFN2650","For Govts                               ", 1588000000
"RCE2.5    ","RCFN2330","Certified Checks                        ",          0
"RCE2.6    ","RCFN2668","Other                                   ",          0
"RCE2.7    ","RCFN2200","Total Deps in Foreign Offices           ",26396000000
"RCE2.M.1  ","RCFNA245","Memo:TD with remaining maturity<=1 yr   ",16508000000
"RCF1      ","RCFD2164","Income Earned Not Collected Loans       ",   85000000
"RCF2      ","RCFD2148","Net Deferred Tax Assets                 ",  446000000
"RCF3.A    ","RCFDA519","Interest Only Strip: Mortgage Loans     ",          0
"RCF3.B    ","RCFDA520","Interest Only Strip: Other Assets       ",          0
"RCF4      ","RCFD2168","Other Assets                            ", 4812000000
"RCF4.A    ","RCFD3549","Other Assets - Line A                   ",          0
"RCF4.B    ","RCFD3550","Other Assets - Line B                   ",          0
"RCF4.C    ","RCFD3551","Other Assets - Line C                   ",          0
"RCF5      ","RCFD2160"," Total Other Assets                     ", 5343000000
"RCFM.1    ","RCFD5610","Memo: Deferred Tax Assets Disallowed    ",          0
"RCG1.A    ","RCON3645","Expenses Accrued and Unpaid on deposi   ",  210000000
"RCG1.B    ","RCFD3646","Other Expenses Accrued and Unpaid       ", 2108000000
"RCG2      ","RCFD3049","Net Deferred Tax Liabilities            ",  102000000
"RCG3      ","RCFD3000","Minority Interest in Subsidiaries       ",  306000000
"RCG4      ","RCFD2938","Other Liabilities                       ", 2496000000
"RCG4.A    ","RCFD3552","Other Liabilities - Line A              ",  200000000
"RCG4.B    ","RCFD3553","Other Liabilities - Line B              ",          0
"RCG4.C    ","RCFD3554","Other Liabilities - Line C              ",          0
"RCG5      ","RCFD2930"," Total Other Liabilities                ", 5222000000
"RCH01     ","RCON2155","Customers' Liability on Acceptances     ",  563000000
"RCH02     ","RCON2920","Bank's Liability on Acceptances         ",  566000000
"RCH03     ","RCON1350","Fed Funds Sold                          ",13546000000
"RCH04     ","RCON2800","Fed Funds Purchased                     ", 2870000000
"RCH05     ","RCON3190","Other Borrowed Money                    ", 1775000000
"RCH06     ","RCON2163","Net Due from Own For Offices            ", 3979000000
"RCH07     ","RCON2941","Net Due to Own For Offices              ",          0
"RCH08     ","RCON2192"," Total Assets                           ",34981000000
"RCH09     ","RCON3129"," Total Liabilities                      ",33169000000
"RCH10     ","RCON1779","US Treasury Securities                  ",  607000000


"RCH11     ","RCON1785","US Government agency obligations        ",   18000000
"RCH12     ","RCON1786","Securities issued by US states/subdiv   ",  132000000
"RCH13.A.1 ","RCON1787","MBS: Pass-Through: FNMA/FHLMC/GNMA      ",  521000000
"RCH13.A.2 ","RCON1869","MBS: Pass-Through: Other Pass-Through   ",          0
"RCH13.B.1 ","RCON1877","MBS: Other MBS: FNMA/FHLMC/GNMA         ",          0
"RCH13.B.2 ","RCON2253","MBS: Other MBS: All Other MBS           ",   32000000
"RCH14     ","RCON3159","Other Domestic Debt Securities          ",  363000000
"RCH15     ","RCON3160","Foreign Debt Securities                 ",          0
"RCH16.A   ","RCONA513","Equity Securities: Mutual Fund/Eq Sec   ",          0
"RCH16.B   ","RCON3169","Equity Securities: All others           ",   78000000
"RCH17     ","RCON3170","Total Securities Held and Sale          ", 1751000000
"RCHM.1    ","RCON3051","Net Due from Own IBF                    ",          0
"RCHM.2    ","RCON3059","Net Due to Own IBF                      ",   29000000
"RCI1      ","RCFN2133"," Total IBF Assets                       ", 1014000000
"RCI2      ","RCFN2076"," Total IBF Loans/Leases                 ",  995000000
"RCI3      ","RCFN2077","IBF Coml/Indl                           ",  427000000
"RCI4      ","RCFN2898"," Total IBF Liabilities                  ", 1096000000
"RCI5      ","RCFN2379","IBF Deposit Liabilities Due to Banks    ",  988000000
"RCI6      ","RCFN2381","Other IBF Deposit Liabilities           ",   87000000
"RCK01     ","RCFD3381","Interest-bearing Balances               ", 4952000000
"RCK02     ","RCFD3382","US Govt/Treasury                        ",  557000000
"RCK03     ","RCFD3383","State/Local Securities                  ",  210000000
"RCK04.A   ","RCFD3647","Other debt Securities                   ", 2654000000
"RCK04.B   ","RCFD3648","Other equity Securities                 ",  319000000
"RCK05     ","RCFD3365","Fed Funds Sold                          ",29095000000
"RCK06.A.1 ","RCON3360"," Total Loans                            ", 7836000000
"RCK06.A.2 ","RCON3385","RE Loans                                ", 1296000000
"RCK06.A.3 ","RCON3386","Agricultural & Farm Loans               ",    1000000
"RCK06.A.4 ","RCON3387","Commercial/Industrial Loans             ", 3279000000
"RCK06.A.5 ","RCON3388","Consumer Loans                          ",   92000000
"RCK06.B   ","RCFN3360","Foreign Office Loans                    ", 8969000000
"RCK07     ","RCFD3401","Assets Held in Trading Accounts         ",42282000000
"RCK08     ","RCFD3484","Lease Fin'g Receivables                 ",  200000000
"RCK09     ","RCFD3368"," Total Assets                           ",%105040000000
"RCK10     ","RCON3485","Domestic Transaction Accounts           ",   39000000
"RCK11.A   ","RCON3486","MMDAs                                   ", 4621000000
"RCK11.B   ","RCON3487","Other Savings                           ",   63000000
"RCK11.C   ","RCONA514","Time Deposits >= $100,000               ",10550000000
"RCK11.D   ","RCONA529","Time Deposits < $100,000                ", 2877000000
"RCK12     ","RCFN3404","Interest-bearing Deposits in For Offi   ",24854000000
"RCK13     ","RCFD3353","Fed Funds Purchased                     ",13377000000
"RCK14     ","RCFD3355","Other Borrowed Money                    ",33230000000
"RCL01.A   ","RCFD3814","Unused Commits: Revolv Lines Secured    ",          0
"RCL01.B   ","RCFD3815","Unused Commits: Credit Card Lines       ",   49000000
"RCL01.C.1 ","RCFD3816","Unused Commits: Fund loans secured      ",  286000000
"RCL01.C.2 ","RCFD6550","Unused Commits: Fund loans not secure   ",  226000000
"RCL01.D   ","RCFD3817","Unused Commits: Securities Underwrit    ",          0
"RCL01.E   ","RCFD3818","Unused Commits: Other Unused Commits    ",14437000000
"RCL02     ","RCFD3819","Fincl Standby Letters of Credit         ", 4005000000
"RCL02.A   ","RCFD3820","Amount Fincl Standby Letters Conveyed   ",  943000000
"RCL03     ","RCFD3821","Perfm Standby Letters of Credit         ",  191000000
"RCL03.A   ","RCFD3822","Amount Perfm Standby Letters Conveyed   ",   42000000
"RCL04     ","RCFD3411","Commercl & Similar Letters of Credit    ",  612000000
"RCL05     ","RCFD3428","Participations in Acceptncs Conveyed    ",   36000000
"RCL06     ","RCFD3429","Participations in Acceptncs Acquired    ",    1000000
"RCL07     ","RCFD3432","Securities Borrowed                     ", 3807000000
"RCL08     ","RCFD3433","Securities Lent                         ",55854000000


"RCL09.A.1 ","RCFDA521","1-4 Family: Outstanding Balance         ",          0
"RCL09.A.2 ","RCFDA522","1-4 Family: Amount of Recourse          ",          0
"RCL09.B.1 ","RCFDA523","Other Assets: Outstanding Balance       ",          0
"RCL09.B.2 ","RCFDA524","Other Assets: Amount of Recourse        ",          0
"RCL09.C.1 ","RCFDA249","Sml busns obligations:Outstanding bal   ",          0
"RCL09.C.2 ","RCFDA250","Sml busns obligations:retaind recours   ",          0
"RCL10.A   ","RCFDA534","Credit Derivatives: Guarantor           ",  206000000
"RCL10.B   ","RCFDA535","Credit Derivatives: Beneficiary         ", 2233000000
"RCL11     ","RCFD8765","Spot Foreign Exchange Contracts         ",96833000000
"RCL12     ","RCFD3430","All Other Off-Balance Sheet Liabs       ", 1926000000
"RCL12.A   ","RCFD3555","Other Off-Balance Sheet Liabilities-A   ", 1926000000
"RCL12.B   ","RCFD3556","Other Off-Balance Sheet Liabilities-B   ",          0
"RCL12.C   ","RCFD3557","Other Off-Balance Sheet Liabilities-C   ",          0
"RCL12.D   ","RCFD3558","Other Off-Balance Sheet Liabilities-D   ",          0
"RCL13     ","RCFD5591","All Other Off-Balance Sheet Assets      ",  859000000
"RCL13.A   ","RCFD5592","Other Off-Balance Sheet Assets - A      ",          0
"RCL13.B   ","RCFD5593","Other Off-Balance Sheet Assets - B      ",          0
"RCL13.C   ","RCFD5594","Other Off-Balance Sheet Assets - C      ",          0
"RCL13.D   ","RCFD5595","Other Off-Balance Sheet Assets - D      ",          0
"RCL14.A.A ","RCFD8693","Int Rate Contracts - Gross Futures      ",%134528000000
"RCL14.A.B ","RCFD8694","Forgn Exch Contracts - Gross Futures    ", 1105000000
"RCL14.A.C ","RCFD8695","Equity Contracts - Gross Futures        ", 3942000000
"RCL14.A.D ","RCFD8696","Commodity Contracts - Gross Futures     ",  545000000
"RCL14.B.A ","RCFD8697","Int Rate Contracts - Gross Forwards     ",88385000000
"RCL14.B.B ","RCFD8698","Forgn Exch Contracts - Gross Forwards   ",%605846000000
"RCL14.B.C ","RCFD8699","Equity Contracts - Gross Forwards       ",   72000000
"RCL14.B.D ","RCFD8700","Commodity Contracts - Gross Forwards    ", 2902000000
"RCL14.C.1A","RCFD8701","Int Rate Contracts - Exchg Trad Wrttn   ",21317000000
"RCL14.C.1B","RCFD8702","Forgn Exch Contracts - Exchg Trad Wrt   ",          0
"RCL14.C.1C","RCFD8703","Equity Contracts - Exchg Trad Written   ", 2759000000
"RCL14.C.1D","RCFD8704","Commodity Contracts - Exchg Trad Wrtn   ",  374000000
"RCL14.C.2A","RCFD8705","Int Rate Contracts - Exchg Trad Purch   ",55882000000
"RCL14.C.2B","RCFD8706","Forgn Exch Contracts - Exchg Trad Pur   ",  125000000
"RCL14.C.2C","RCFD8707","Equity Contracts - Exchg Trad Purchas   ", 4662000000
"RCL14.C.2D","RCFD8708","Commodity Contracts - Exchg Trade Pur   ",  237000000
"RCL14.D.1A","RCFD8709","Int Rate Contracts - OTC Written Optn   ",97462000000
"RCL14.D.1B","RCFD8710","Forgn Exch Contracts - OTC Wrtn Optns   ",31563000000
"RCL14.D.1C","RCFD8711","Equity Contracts - OTC Written Option   ",21845000000
"RCL14.D.1D","RCFD8712","Commodity Contracts - OTC Written Opt   ", 2822000000
"RCL14.D.2A","RCFD8713","Int Rate Contracts - OTC Purchased Op   ",%109043000000
"RCL14.D.2B","RCFD8714","Forgn Exch Contracts - OTC Purchased    ",27250000000
"RCL14.D.2C","RCFD8715","Equity Contracts - OTC Purchased Optn   ",14021000000
"RCL14.D.2D","RCFD8716","Commodity Contracts - OTC Purch Optn    ", 1920000000
"RCL14.E.A ","RCFD3450","Int Rate Contracts - Gross Swaps        ",%784465000000
"RCL14.E.B ","RCFD3826","Forgn Exch Contracts - Gross Swaps      ",72259000000
"RCL14.E.C ","RCFD8719","Equity Contracts - Gross Swaps          ", 7170000000
"RCL14.E.D ","RCFD8720","Commodity Contracts - Gross Swaps       ", 3580000000
"RCL15.A   ","RCFDA126","Int Rate Contracts - Gross Held Trade   ",%1240608000000
"RCL15.B   ","RCFDA127","Forgn Exch Contracts - Gross Held Trd   ",%732861000000
"RCL15.C   ","RCFD8723","Equity Contracts - Gross Held Trading   ",54471000000
"RCL15.D   ","RCFD8724","Commodity Contracts - Gross Held Trad   ",12380000000
"RCL16.A.A ","RCFD8725","Int Rate Contracts - Marked to Market   ", 1044000000
"RCL16.A.B ","RCFD8726","Forgn Exch Contracts - Marked to Mrkt   ", 3309000000
"RCL16.A.C ","RCFD8727","Equity Contracts - Marked to Market     ",          0
"RCL16.A.D ","RCFD8728","Commodity  Contracts - Marked to Mrkt   ",          0
"RCL16.B.A ","RCFD8729","Int Rate Contracts - NOT Marked         ",49430000000


"RCL16.B.B ","RCFD8730","Forgn Exch Contracts - NOT Marked       ", 1978000000
"RCL16.B.C ","RCFD8731","Equity Contracts - NOT Marked           ",          0
"RCL16.B.D ","RCFD8732","Commodity  Contracts - NOT Marked       ",          0
"RCL16.C.A ","RCFDA589","Int Rate Contracts - Bank Pays Fixed    ", 5247000000
"RCL17.A.1A","RCFD8733","Int Rate Contracts Held - Pos Values    ",13819000000
"RCL17.A.1B","RCFD8734","Forgn Exch Contracts Held - Pos Value   ",18945000000
"RCL17.A.1C","RCFD8735","Equity Contracts Held - Pos Values      ", 4668000000
"RCL17.A.1D","RCFD8736","Commodity Contracts Held - Pos Value    ",  719000000
"RCL17.A.2A","RCFD8737","Int Rate Contracts Held - Neg Values    ",14216000000
"RCL17.A.2B","RCFD8738","Forgn Exch Contracts Held - Neg Value   ",17665000000
"RCL17.A.2C","RCFD8739","Equity Contracts Held - Neg Values      ", 4719000000
"RCL17.A.2D","RCFD8740","Commodity Contracts Held - Neg Value    ",  789000000
"RCL17.B.1A","RCFD8741","Int Rate Contracts Markd- Pos Values    ",    3000000
"RCL17.B.1B","RCFD8742","Forgn Exch Contracts Markd- Pos Value   ",   40000000
"RCL17.B.1C","RCFD8743","Equity Contracts Markd- Pos Values      ",    3000000
"RCL17.B.1D","RCFD8744","Commodity Contracts Markd- Pos Value    ",          0
"RCL17.B.2A","RCFD8745","Int Rate Contracts Markd- Neg Values    ",    9000000
"RCL17.B.2B","RCFD8746","Forgn Exch Contracts Markd- Neg Value   ",   41000000
"RCL17.B.2C","RCFD8747","Equity Contracts Markd- Neg Values      ",    8000000
"RCL17.B.2D","RCFD8748","Commodity Contracts Markd- Neg Value    ",          0
"RCL17.C.1A","RCFD8749","Int Rate Contracts Not Markd - PosVal   ",  276000000
"RCL17.C.1B","RCFD8750","Forgn Exch Contracts Not Markd-PosVal   ",   39000000
"RCL17.C.1C","RCFD8751","Equity Contracts Not Markd - PosVal     ",          0
"RCL17.C.1D","RCFD8752","Commodity Contracts Not Markd-PosVal    ",          0
"RCL17.C.2A","RCFD8753","Int Rate Contracts Not Markd - NegVal   ",  175000000
"RCL17.C.2B","RCFD8754","Forgn Exch Contracts Not Markd-NegVal   ",   60000000
"RCL17.C.2C","RCFD8755","Equity Contracts Not Markd - NegVal     ",          0
"RCL17.C.2D","RCFD8756","Commodity Contracts Not Markd-NegVal    ",          0
"RCLM.3    ","RCFD3833","Unused Commitments > 1 year             ",10737000000
"RCLM.3.A  ","RCFD3834","Participations in Commitments > 1 Yr    ", 1736000000
"RCLM.4    ","RCFD3377","Standby Letters of Credit - Non-U.S.    ", 1368000000
"RCLM.5.A  ","RCFD2741","Con Inst Lns w/o recourse - Prv Autos   ",          0
"RCLM.5.B  ","RCFD2742","Con Inst Lns w/o recourse - Crd Cards   ",          0
"RCLM.5.C  ","RCFD2743","Con Inst Lns w/o recourse - All other   ",          0
"RCM1.A    ","RCFD6164","Credit to Executives/Principals         ",    2000000
"RCM1.B    ","RCFD6165","Number of Execs Who Borrowed $500K/5%   ",          2
"RCM10.A   ","RCON6441","Mutual Fund: Money Market Funds         ", 7544000000
"RCM10.B   ","RCON8427","Mutual Fund: Equity Securities          ",  585000000
"RCM10.C   ","RCON8428","Mutual Fund: Debt Securities            ",    6000000
"RCM10.D   ","RCON8429","Mutual Fund: Other Mutual Funds         ",    1000000
"RCM10.E   ","RCON8430","Mutual Fund: Annuities                  ",          0
"RCM10.F   ","RCON8784","Mutual Fund: Sales of Proprietary       ", 7680000000
"RCM11     ","RCFDA525","Net Unamortized Gains (Sched RC)        ",    3000000
"RCM12     ","RCFDA526","Assets Netted Against (Sched RC)        ",27060000000
"RCM13     ","RCFDA591","Outstanding Principal Bal Serviced      ",          0
"RCM2      ","RCFD3405","Fed Funds Sold -- Foreign Banks         ", 1356000000
"RCM4.A    ","RCFD5500","O/S Bal Mortgages Serviced - GNMA       ",          0
"RCM4.B.1  ","RCFD5501","O/S Bal Morts Serviced-FHLMC w/ recou   ",          0
"RCM4.B.2  ","RCFD5502","O/S Bal Morts Serviced-FHLMC w/o rec    ",          0
"RCM4.C.1  ","RCFD5503","O/S Bal Morts Serviced-FNMA Reg optn    ",          0
"RCM4.C.2  ","RCFD5504","O/S Bal Morts Serviced-FNMA Spec optn   ",          0
"RCM4.D    ","RCFD5505","O/S Bal Morts Serviced-All other        ",          0
"RCM5.A    ","RCFD2103","Customers' Liability on Acceptances:    ",   62000000
"RCM5.B    ","RCFD2104","Customers' Liability on Acceptances:    ",  641000000
"RCM6.A    ","RCFD3164","Mtge Servicing Rights                   ",          0
"RCM6.A.1  ","RCFDA590","Mort Serv Rights - Est Fair Value       ",          0
"RCM6.B.1  ","RCFD5506","Other Intangible                        ",          0


"RCM6.B.2  ","RCFD5507","Other Intangible - All Other            ",    9000000
"RCM6.C    ","RCFD3163","Goodwill                                ",   75000000
"RCM6.D    ","RCFD2143","Total Intangible Assets                 ",   84000000
"RCM6.E    ","RCFD6442","Intangible Assets Grandfathered         ",          0
"RCM7      ","RCFD3295","Mandatory Convertible Debt Dedictated   ",          0
"RCM8.A.1  ","RCFD5372","Othr Real Estate - Direct & Indirect    ",          0
"RCM8.A.2.A","RCON5508","Othr Real Estate - All other Real Est   ",    2000000
"RCM8.A.2.B","RCON5509","Othr Real Estate - Farmland             ",    1000000
"RCM8.A.2.C","RCON5510","Othr Real Estate - 1-4 Family Residnt   ",          0
"RCM8.A.2.D","RCON5511","Othr Real Estate - Multifamily Resid    ",   41000000
"RCM8.A.2.E","RCON5512","Othr Real Estate - Nonfarm Nonresiden   ",   79000000
"RCM8.A.2.F","RCFN5513","Othr Real Estate - In Foreign Offices   ",   63000000
"RCM8.A.3  ","RCFD2150","Othr Real Estate - Total                ",  186000000
"RCM8.B.1  ","RCFD5374","Inves - Direct & Indirect invest R/E    ",          0
"RCM8.B.2  ","RCFD5375","Inves - All othr invest unconsol subs   ",   59000000
"RCM8.B.3  ","RCFD2130","Investmnts in unconsold subs - Total    ",   59000000
"RCM9      ","RCFD3778","Noncumulative Perpetual Preferred Stk   ", 1000000000
"RCMM.1    ","RCFD3836","Interbank Holdings: Reciprocal    DEC   ",          0
"RCN1.A.A  ","RCFD1245","RE  US: 30-89 Days                      ",    2000000
"RCN1.A.B  ","RCFD1246","RE  US: 90+ Days                        ",          0
"RCN1.A.C  ","RCFD1247","RE  US: Nonaccrual                      ",   94000000
"RCN1.B.A  ","RCFD1248","RE  non-US: 30-89 Days                  ",    1000000
"RCN1.B.B  ","RCFD1249","RE  non-US: 90+ Days                    ",          0
"RCN1.B.C  ","RCFD1250","RE  non-US: Nonaccrual                  ",   32000000
"RCN10.A   ","RCFD5612","Loans/Leases US Guaranteed-30-89 Days   ",          0
"RCN10.A.A ","RCFD5615","Loans/Leases Guaranteed: 30-89 Days     ",          0
"RCN10.A.B ","RCFD5616","Loans/Leases Guaranteed: 30-89 Days     ",          0
"RCN10.A.C ","RCFD5617","Loans/Leases Guaranteed: 30-89 Days     ",          0
"RCN10.B   ","RCFD5613","Loans/Leases US Guaranteed- 90+ Days    ",          0
"RCN10.C   ","RCFD5614","Loans/Leases US Guaranteed-Nonaccrual   ",          0
"RCN2.A.A  ","RCFD5377","Loans US Deps: US Banks: 30-89 Days     ",          0
"RCN2.A.B  ","RCFD5378","Loans US Deps: US Banks: 90+ Days       ",          0
"RCN2.A.C  ","RCFD5379","Loans US Deps: US Banks: Nonaccrual     ",          0
"RCN2.B.A  ","RCFD5380","Loans US Deps: Foreign:  30-89 Days     ",          0
"RCN2.B.B  ","RCFD5381","Loans US Deps: Foreign:  90+ Days       ",          0
"RCN2.B.C  ","RCFD5382","Loans US Deps: Foreign:  Nonaccrual     ",          0
"RCN3.A    ","RCFD1594","Ag  US: 30-89 Days                      ",          0
"RCN3.B    ","RCFD1597","Ag  US: 90+ Days                        ",          0
"RCN3.C    ","RCFD1583","Ag  US: Nonaccrual                      ",          0
"RCN4.A.A  ","RCFD1251","Coml/Indl  US: 30-89 Days               ",          0
"RCN4.A.B  ","RCFD1252","Coml/Indl  US: 90+ Days                 ",          0
"RCN4.A.C  ","RCFD1253","Coml/Indl  US: Nonaccrual               ",   48000000
"RCN4.B.A  ","RCFD1254","Coml/Indl  non-US: 30-89 Days           ",    1000000
"RCN4.B.B  ","RCFD1255","Coml/Indl  non-US: 90+ Days             ",          0
"RCN4.B.C  ","RCFD1256","Coml/Indl  non-US: Nonaccrual           ",   65000000
"RCN5.A.A  ","RCFD5383","Consumer: Credit Cards: 30-89 Days      ",    1000000
"RCN5.A.B  ","RCFD5384","Consumer: Credit Cards: 90+ Days        ",          0
"RCN5.A.C  ","RCFD5385","Consumer: Credit Cards: Nonaccrual      ",    1000000
"RCN5.B.A  ","RCFD5386","Consumer: Other: 30-89 Days             ",    6000000
"RCN5.B.B  ","RCFD5387","Consumer: Other: 90+ Days               ",          0
"RCN5.B.C  ","RCFD5388","Consumer: Other: Nonaccrual             ",    9000000
"RCN6.A    ","RCFD5389","Foreign:  30-89 Days                    ",          0
"RCN6.B    ","RCFD5390","Foreign:  90+ Days                      ",          0
"RCN6.C    ","RCFD5391","Foreign:  Nonaccrual                    ",          0
"RCN7.A    ","RCFD5459","Other: 30-89 Days                       ",          0
"RCN7.B    ","RCFD5460","Other: 90+ Days                         ",          0
"RCN7.C    ","RCFD5461","Other: Nonaccrual                       ",          0


"RCN8.A.A  ","RCFD1257","Leases  US: 30-89 Days                  ",          0
"RCN8.A.B  ","RCFD1258","Leases  US: 90+ Days                    ",          0
"RCN8.A.C  ","RCFD1259","Leases  US: Nonacrual                   ",          0
"RCN8.B.A  ","RCFD1271","Leases  non-US: 30-89 Days              ",          0
"RCN8.B.B  ","RCFD1272","Leases  non-US: 90+ Days                ",          0
"RCN8.B.C  ","RCFD1791","Leases  non-US: Nonaccrual              ",    2000000
"RCN9.A    ","RCFD3505","Debt Securities: 30-89 Days             ",          0
"RCN9.B    ","RCFD3506","Debt Securities: 90+ Days               ",          0
"RCN9.C    ","RCFD3507","Debt Securities: Nonaccrual             ",          0
"RCNM.1.A  ","RCFD1658","Restruc'd Loans: 30-89 Days             ",          0
"RCNM.1.B  ","RCFD1659","Restruc'd Loans: 90+ Days               ",          0
"RCNM.1.C  ","RCFD1661","restruc'd Loans: Nonaccrual             ",  113000000
"RCNM.2.A  ","RCFD6558","Comm Real Estate Loans: 30-89 Days      ",          0
"RCNM.2.B  ","RCFD6559","Comm Real Estate Loans: 90+ Days        ",          0
"RCNM.2.C  ","RCFD6560","Comm Real Estate Loans: Nonaccrual      ",   25000000
"RCNM.3.AA ","RCON2759","Secured Loans - Const: 30-89 Days       ",          0
"RCNM.3.AB ","RCON2769","Secured Loans - Const: 90+ Days         ",          0
"RCNM.3.AC ","RCON3492","Secured Loans - Const: Nonaccrual       ",   27000000
"RCNM.3.BA ","RCON3493","Secured Loans - Farmland: 30-89 Days    ",          0
"RCNM.3.BB ","RCON3494","Secured Loans - Farmland: 90+ Days      ",          0
"RCNM.3.BC ","RCON3495","Secured Loans - Farmland: Nonaccrual    ",          0
"RCNM.3.C1A","RCON5398","Secd Loans 1-4 Fam-Revol: 30-89 Days    ",          0
"RCNM.3.C1B","RCON5399","Secd Loans 1-4 Fam-Revol: 90+ Days      ",          0
"RCNM.3.C1C","RCON5400","Secd Loans 1-4 Fam-Revol: Nonaccrual    ",          0
"RCNM.3.C2A","RCON5401","Secd Loans 1-4 Fam-Other: 30-89 Days    ",          0
"RCNM.3.C2B","RCON5402","Secd Loans 1-4 Fam-Other: 90+ Days      ",          0
"RCNM.3.C2C","RCON5403","Secd Loans 1-4 Fam-Other: Nonaccrual    ",          0
"RCNM.3.DA ","RCON3499","Secured Loans - Multifam: 30-89 Days    ",          0
"RCNM.3.DB ","RCON3500","Secured Loans - Multifam: 90+ Days      ",          0
"RCNM.3.DC ","RCON3501","Secured Loans - Multifam: Nonaccrual    ",    7000000
"RCNM.3.EA ","RCON3502","Secured Loans - Non Farm: 30-89 Days    ",    2000000
"RCNM.3.EB ","RCON3503","Secured Loans - Non Farm: 90+ Days      ",          0
"RCNM.3.EC ","RCON3504","Secured Loans - Non Farm: Nonaccrual    ",   60000000
"RCNM.4.AA ","RCFD3522","Rate/Contract: Book Value: 30-89 Days   ",          0
"RCNM.4.AB ","RCFD3528","Rate/Contract: Book Value: 90+ Days     ",          0
"RCNM.4.BA ","RCFD3529","Rate/Contract: Replacement:30-89 Days   ",          0
"RCNM.4.BB ","RCFD3530","Rate/Contract: Replacement: 90+ Days    ",          0
"RCO1.A    ","RCON0030","Unposted Debits                         ",          0
"RCO1.B.1  ","RCON0031","Unposted Debits: Demand                 ",          0
"RCO1.B.2  ","RCON0032","Unposted Debits: Time/Savings           ",   17000000
"RCO10     ","RCON8432","Deposit Institution Invest. Contracts   ",  107000000
"RCO11.A   ","RCON8785","Reciprocal Demand Bals - Savings Asc.   ",          0
"RCO11.B   ","RCONA181","Reciprocal Demand Bals - Foreign Brch   ",          0
"RCO11.C   ","RCONA182","Reciprocal Demand Bals - Cash Items     ",          0
"RCO12.A   ","RCONA527","Amt of Assets Netted agst Dem Deps      ",          0
"RCO12.B   ","RCONA528","Amt of Assets Netted agst Tim/Svg Dep   ",   27000000
"RCO2.A    ","RCON3510","Unposted Credits                        ",          0
"RCO2.B.1  ","RCON3512","Unposted Credits: Demand                ",          0
"RCO2.B.2  ","RCON3514","Unposted Credits: Time/Savings          ",   68000000
"RCO3      ","RCON3520","Uninvested Trust Fund Cash              ",          0
"RCO4.A    ","RCON2211","Demand Deposits of Unconsolidaed Subs   ",   84000000
"RCO4.B    ","RCON2351"," Time/Savings Deposits of Unconsolida   ",   10000000
"RCO4.C    ","RCON5514","Int accrued/unpaid on deps of con sub   ",          0
"RCO5.A    ","RCON2229","Demand Deposits: Insured Branches       ",          0
"RCO5.B    ","RCON2383"," Time/Savings Deposits: Insured Branc   ",          0
"RCO5.C    ","RCON5515","Int accrued/unpaid on deps in ins brc   ",          0
"RCO6.A    ","RCON2314","Pass-through Reserve Balances: Demand   ",          0


"RCO6.B    ","RCON2315","Pass-through-Reserve Balances: Time/S   ",          0
"RCO7.A    ","RCON5516","Unamortized premiums                    ",          0
"RCO7.B    ","RCON5517","Unamortized discounts                   ",          0
"RCO8.A.1  ","RCONA531","OAKAR: Total Deposits Purchased         ",          0
"RCO8.A.2  ","RCONA532","OAKAR: Amt of Purchased Deposits        ",          0
"RCO8.B    ","RCONA533","OAKAR: Total Deposits Sold              ",          0
"RCOM.1.A.1","RCON2702","Amount of Deposit Accounts < $100K      ", 4141000000
"RCOM.1.A.2","RCON3779","(June Only) Number of Deposit Accts <   ",          0
"RCOM.1.B.1","RCON2710","Amount of Deposit Accounts > $100K      ",17875000000
"RCOM.1.B.2","RCON2722","Number of Deposit Accounts > $100K      ",       3419
"RCOM.2.A  ","RCON6861","Yes/No: Bank has a better method/proc   ",          0
"RCOM.2.B  ","RCON5597","If YES: Uninsured Deposits Amount       ",          0
"RCOM.3    ","RCONA545","Cert No of consolidated inst.           ",          0
"RCR1      ","RCFD6056","Do You Meet Capital Requirements? Y/N   ",          0
"RCR2.A    ","RCFDA515","Subord Debt & Int Term Prfrd Stock      ", 1226000000
"RCR2.B    ","RCFDA516","Other Limited-Life cap Instr            ",          0
"RCR3.A    ","RCFD8274","Regulatory capt ratios:Tier 1 Capital   ", 5576000000
"RCR3.B    ","RCFD8275","Regulatory capt ratios:Tier 2 Capital   ", 2271000000
"RCR3.C    ","RCFD3792","Regulatory capt ratios:Total RB Captl   ", 7776000000
"RCR3.D    ","RCFDA222","Regulatory capt ratios:Excess allownc   ",  121000000
"RCR3.E    ","RCFDA223","Regulatory capt ratios:Risk-wtd assts   ",64024000000
"RCR3.F    ","RCFDA224","Regulatory capt ratios:Avrg tot assts   ",%104862000000
"RCR4.A    ","RCFD5163"," 00 % Risk assets recorded on Bal Sht   ",49352000000
"RCR4.B    ","RCFD3796"," 00 % Risk: Credit Equiv Off-Balance    ",51661000000
"RCR5.A    ","RCFD5165"," 20 % Risk assets recorded on Bal Sht   ",12829000000
"RCR5.B    ","RCFD3801"," 20 % Risk: Credit Equiv Off-Balance    ",26662000000
"RCR6.A    ","RCFD3802"," 50 % Risk: Assets On Balance Sheet     ",  288000000
"RCR6.B    ","RCFD3803"," 50 % Risk: Credit Equiv Off-Balance    ",10184000000
"RCR7.A    ","RCFD3804","100 % Risk: Assets On Balance Sheet     ",30303000000
"RCR7.B    ","RCFD3805","100 % Risk: Credit Equiv Off-Balance    ",20824000000
"RCR8      ","RCFD3806","On-Balance Sheet Values Excluded From   ",14103000000
"RCR9      ","RCFD3807","Total Assets Recorded On Balnce Sheet   ",%106875000000
"RCRM.01   ","RCFD8764","Credit Exp - Off-Bal Sheet Derivative   ",15923000000
"RCRM.02.AA","RCFD3809","Derivative Int Rate Contracts < 1 YR    ",%328943000000
"RCRM.02.AB","RCFD8766","Derivative Int Rate Contracts 1-5 YRS   ",%441815000000
"RCRM.02.AC","RCFD8767","Derivative Int Rate Contracts > 5 YRS   ",%148500000000
"RCRM.02.BA","RCFD3812","Derivative Fgn Exch Contracts < 1 YR    ",%635744000000
"RCRM.02.BB","RCFD8769","Derivative Fgn Exch Contracts 1-5 YRS   ",54729000000
"RCRM.02.BC","RCFD8770","Derivative Fgn Exch Contracts > 5 YRS   ", 9088000000
"RCRM.02.CA","RCFD8771","Derivative   Gold   Contracts < 1 YR    ", 3080000000
"RCRM.02.CB","RCFD8772","Derivative   Gold   Contracts 1-5 YRS   ", 1548000000
"RCRM.02.CC","RCFD8773","Derivative   Gold   Contracts > 5 YRS   ",  232000000
"RCRM.02.DA","RCFD8774","Derivative P Metals Contracts < 1 YR    ",  140000000
"RCRM.02.DB","RCFD8775","Derivative P Metals Contracts 1-5 YRS   ",   33000000
"RCRM.02.DC","RCFD8776","Derivative P Metals Contracts > 5 YRS   ",          0
"RCRM.02.EA","RCFD8777","Derivative Commodity Contrcts < 1 YR    ", 2990000000
"RCRM.02.EB","RCFD8778","Derivative Commodity Contrcts 1-5 YRS   ",  525000000
"RCRM.02.EC","RCFD8779","Derivative Commodity Contrcts > 5 YRS   ",   27000000
"RCRM.02.FA","RCFDA000","Derivative  Equity  Contracts < 1 YR    ",13266000000
"RCRM.02.FB","RCFDA001","Derivative  Equity  Contracts 1-5 YRS   ", 7156000000
"RCRM.02.FC","RCFDA002","Derivative  Equity  Contracts > 5 YRS   ",  908000000
"RCX01.A   ","RCFD3561","Number Of Loans To Executive Officers   ",          0
"RCX01.B   ","RCFD3562","Amount Of Loans To Executive Officers   ",          0
"RCX01.C1  ","RCFD7701","Start Rate (####.##%) Loans To Execs.   ",       0.00%
"RCX01.C2  ","RCFD7702","Top Rate (####.##%) Loans To Execs.     ",       0.00%
"RI-01.A.1A","RIAD4011","RE Loans                                ",   76000000
"RI-01.A.1B","RIAD4019","Loans to Dep'y Inst's                   ",   41000000


"RI-01.A.1C","RIAD4024","Ag/Farmer Loans                         ",          0
"RI-01.A.1D","RIAD4012","Coml/Indl Loans                         ",  169000000
"RI-01.A.1E","RIAD4026","Acceptances                             ",          0
"RI-01.A.1G","RIAD4056","Loans to For Govts                      ",          0
"RI-01.A.1I","RIAD4058","Other Domestic Loans                    ",   99000000
"RI-01.A.2 ","RIAD4059","For Loans                               ",  453000000
"RI-01.A1F1","RIAD4054","Credit Cards                            ",          0
"RI-01.A1F2","RIAD4055","Other Consumer                          ",    5000000
"RI-01.A1H1","RIAD4503","Taxable State/Local Obligations         ",          0
"RI-01.A1H2","RIAD4504","Exempt State/Local Obligations          ",          0
"RI-01.B.1 ","RIAD4505","Taxable Leases                          ",    2000000
"RI-01.B.2 ","RIAD4307","Exempt Leases                           ",          0
"RI-01.C.1 ","RIAD4105","Domestic Interest on Balances Due       ",   36000000
"RI-01.C.2 ","RIAD4106","For Interest on Balances due            ",  223000000
"RI-01.D.1 ","RIAD4027","US Govt/Treasury Securities             ",   37000000
"RI-01.D.2A","RIAD4506","Taxable State/Local Securities          ",    5000000
"RI-01.D.2B","RIAD4507","Exempt State/Local Securities           ",    4000000
"RI-01.D.3 ","RIAD3657","Other Domestic Debt securities          ",   36000000
"RI-01.D.4 ","RIAD3658","Foreign Debt Securities                 ",   84000000
"RI-01.D.5 ","RIAD3659","Equity Securities (incl mutual funds)   ",    9000000
"RI-01.E   ","RIAD4069","Interest on Trading Assets              ", 1379000000
"RI-01.F   ","RIAD4020","Interest on Fed Funds Sold Etc          ", 1099000000
"RI-01.G   ","RIAD4107","Total Interest Income                   ", 3757000000
"RI-02.A.1A","RIAD4508"," Transaction Accounts                   ",    2000000
"RI-02.A.2 ","RIAD4172","Interest on For Deposits                ",  936000000
"RI-02.A1B1","RIAD4509","MMDAs                                   ",  124000000
"RI-02.A1B2","RIAD4511","Other Savings                           ",    2000000
"RI-02.A1B3","RIADA517","Int Exp: Time Deposits >=$100,000       ",  311000000
"RI-02.A1B4","RIADA518","Int Exp: Time Deposits <$100,000        ",  114000000
"RI-02.B   ","RIAD4180","Fed Funds Purchased Etc                 ",  565000000
"RI-02.C   ","RIAD4185","Interest on Demand Notes to US Treasu   ",  759000000
"RI-02.E   ","RIAD4200","Interest on Subordinated Notes/Debent   ",   73000000
"RI-02.F   ","RIAD4073","Total Interest Expense                  ", 2886000000
"RI-03     ","RIAD4074","Net Interest Income                     ",  871000000
"RI-04.A   ","RIAD4230","Provision for Loan and Lease Losses     ",    7000000
"RI-04.B   ","RIAD4243","Provision for Allocated Transfer Risk   ",          0
"RI-05.A   ","RIAD4070","Income from Fiduciary Activities        ",  647000000
"RI-05.B   ","RIAD4080","Service Charges on Deposit Accounts     ",   52000000
"RI-05.C   ","RIADA220","Trading Revenue                         ",  643000000
"RI-05.F.1 ","RIAD5407","Other Noninterest Income - Fee Income   ",  644000000
"RI-05.F.2 ","RIAD5408","Other Noninterest Income - All Other    ",   44000000
"RI-05.G   ","RIAD4079","Total Noninterest Income                ", 2030000000
"RI-06.A   ","RIAD3521","Gain/Loss Sec Held to Maturities        ",          0
"RI-06.B   ","RIAD3196","Gain/Loss Sec Available-for-sale        ",   51000000
"RI-07.A   ","RIAD4135","Salaries and Benefits                   ", 1445000000
"RI-07.B   ","RIAD4217","Expense on Premises/Fixed Assets        ",  244000000
"RI-07.C   ","RIAD4092","Other Noninterest Expensze              ",  796000000
"RI-07.D   ","RIAD4093","Total Noninterest Expense               ", 2485000000
"RI-08     ","RIAD4301","Income (loss) Before Income Taxes       ",  460000000
"RI-09     ","RIAD4302","Income Taxes                            ",  148000000
"RI-10     ","RIAD4300","Income (loss) Before Extraordinary      ",  312000000
"RI-11     ","RIAD4320","Extraordinary/Adj/ Net Of Taxes         ",          0
"RI-12     ","RIAD4340","Net Income (loss)                       ",  312000000
"RI-M.1    ","RIAD4513","Interest Expense on Exempt After 8/7/   ",          0
"RI-M.10   ","RIADA251","Memo:Credit losses on off-balnc sheet   ",   29000000
"RI-M.11   ","RIADA530","Does Bank have Subchapter-S Y/N         ",          0
"RI-M.12   ","RIAD4772","Deferred Portion of Appl Inc Tax        ",          0


"RI-M.2    ","RIAD8431","Memoranda: Income Sale Mutuals          ",   12000000
"RI-M.5    ","RIAD4150","Number of Employees on Payroll          ",      12264
"RI-M.8.A  ","RIAD8757","Memoranda: Trading Rev - Interest       ",  347000000
"RI-M.8.B  ","RIAD8758","Memoranda: Trading Rev - Foreign Exch   ",  215000000
"RI-M.8.C  ","RIAD8759","Memoranda: Trading Rev - Equity/Index   ",   40000000
"RI-M.8.D  ","RIAD8760","Memoranda: Trading Rev - Commodity      ",   41000000
"RI-M.9.A  ","RIAD8761","Memoranda: Impact - Interest Income     ",  -25000000
"RI-M.9.B  ","RIAD8762","Memoranda: Impact - Interest Expense    ",   18000000
"RI-M.9.C  ","RIAD8763","Memoranda: Impact - Other Allocations   ",          0
"RIA01     ","RIAD3215"," Total Equity on Dec 31 prev year-end   ", 4878000000
"RIA02     ","RIAD3216","Equity Adjustments                      ",          0
"RIA03     ","RIAD3217","Amended Balance Previous Year           ", 4878000000
"RIA04     ","RIAD4340","Net Income/Loss                         ",  312000000
"RIA05     ","RIAD4346","Sale/Conversion of Stock                ",  601000000
"RIA06     ","RIAD4356","Changes Incident to Combinations        ",          0
"RIA07     ","RIAD4470","LESS: Cash Dividends on preferred       ",   35000000
"RIA08     ","RIAD4460","LESS: Cash Dividends on common          ",          0
"RIA09     ","RIAD4411","Changes in Accounting Principles        ",          0
"RIA10     ","RIAD4412","Corrections of Accounting Errors        ",          0
"RIA11     ","RIAD8433","Net Unrealized Holding Avail Forsale    ",   29000000
"RIA12     ","RIAD4414","Foreign Currency Translation Adjustme   ",    7000000
"RIA13     ","RIAD4415","Other Parent BHC Transactions           ",   -1000000
"RIA14     ","RIAD3210","Total Equity Capital End Of Cur. Per.   ", 5791000000
"RIB1.1.A.A","RIAD4651","RE Loans: US: Charge-Offs               ",    3000000
"RIB1.1.A.B","RIAD4661","RE Loans: US: Recoveries                ",   13000000
"RIB1.1.B.A","RIAD4652","RE Loans: non-US: Charge-Offs           ",   11000000
"RIB1.1.B.B","RIAD4662","RE Loans: non-US: Recoveries            ",    1000000
"RIB1.2.A.A","RIAD4653","Loans to US Banks: Charge-Offs          ",          0
"RIB1.2.A.B","RIAD4663","Loans to US Banks: Recoveries           ",          0
"RIB1.2.B.A","RIAD4654","Loans to For Banks: Charge-Offs         ",    2000000
"RIB1.2.B.B","RIAD4664","Loans to For Banks: Recoveries          ",          0
"RIB1.3.A  ","RIAD4655","Ag/Farm Loans: Charge-Offs              ",          0
"RIB1.3.B  ","RIAD4665","Ag/Farm Loans: Recoveries               ",          0
"RIB1.4.A.A","RIAD4645","Coml/Indl Loans  US: Charge-Offs        ",    1000000
"RIB1.4.A.B","RIAD4617","Coml/Indl Loans  US: Recoveries         ",   15000000
"RIB1.4.B.A","RIAD4646","Coml/Indl Loans  non-US: Charge-Offs    ",   33000000
"RIB1.4.B.B","RIAD4618","Coml/Indl Loans  non-US: recoveries     ",    9000000
"RIB1.5.A.A","RIAD4656","Credit Cards: Charge-Offs               ",    3000000
"RIB1.5.A.B","RIAD4666","Credits Cards: Recoveries               ",          0
"RIB1.5.B.A","RIAD4657","Other Consumer Charge-Offs              ",    1000000
"RIB1.5.B.B","RIAD4667","Other Consumer: Recoveries              ",          0
"RIB1.6.A  ","RIAD4643","Loans to For Govts: Charge-Offs         ",          0
"RIB1.6.B  ","RIAD4627","Loans to For Govts: Recoveries          ",          0
"RIB1.7.A  ","RIAD4644","Other Loans: Charge-Offs                ",    1000000
"RIB1.7.B  ","RIAD4628","Other Loans: Recoveries                 ",          0
"RIB1.8.A.A","RIAD4658","Leases  US: Charge-Offs                 ",          0
"RIB1.8.A.B","RIAD4668","Leases  US: Recovereies                 ",          0
"RIB1.8.B.A","RIAD4659","Leases  non-US: Chatge-Offs             ",          0
"RIB1.8.B.B","RIAD4669","Leases  non-US: Recoveries              ",          0
"RIB1.9.A  ","RIAD4635"," Total Charge-offs (year-to-date)       ",   55000000
"RIB1.9.B  ","RIAD4605"," Total Recoveries (year-to-date)        ",   38000000
"RIB1.M.4.A","RIAD5409","Memo: Charge-offs: Loans to fin comm.   ",          0
"RIB1.M.4.B","RIAD5410","Memo: Recoveries: Loans to fin commcl   ",          0
"RIB1.M.5AA","RIAD3582","Memo: Charge-offs: Loans sec construc   ",    1000000
"RIB1.M.5AB","RIAD3583","Memo: Recoveries: Loans sec construct   ",          0
"RIB1.M.5BA","RIAD3584","Memo: Charge-offs: Loans sec farmland   ",          0
"RIB1.M.5BB","RIAD3585","Memo: Recoveries: Loans sec farmland    ",          0


"RIB1.M.5DA","RIAD3588","Memo: Charge-offs: Loans sec multifam   ",          0
"RIB1.M.5DB","RIAD3589","Memo: Recoveries: Loans sec multifaml   ",          0
"RIB1.M.5EA","RIAD3590","Memo: Charge-offs: Loans sec nonfarm    ",    2000000
"RIB1.M.5EB","RIAD3591","Memo: Recoveries: Loans sec nonfarm     ",   13000000
"RIB1.M5C1A","RIAD5411","Memo: Charge-offs: Revolv loans 1-4 r   ",          0
"RIB1.M5C1B","RIAD5412","Memo: Recoveries: Revolv loans 1-4 rs   ",          0
"RIB1.M5C2A","RIAD5413","Memo: Charge-offs: Other loans 1-4 rs   ",          0
"RIB1.M5C2B","RIAD5414","Memo: Recoveries: Other loans 1-4 res   ",          0
"RIB2.01   ","RIAD3124","Allowance for Loan/Lease: Dec 31        ",  923000000
"RIB2.02   ","RIAD4605","Recoveries (Loan/Lease)                 ",   38000000
"RIB2.03   ","RIAD4635","LESS: Charge-Offs (Loan/Lease)          ",   55000000
"RIB2.04   ","RIAD4230","Provision (Loan/Lease)                  ",    7000000
"RIB2.05   ","RIAD4815","Adjustments (Loan/Lease)                ",   10000000
"RIB2.06   ","RIAD3123","Allow. Loan/Lease Loss Balance          ",  923000000
"RID1.1.A  ","RIAD4837","Interest Income Booked                  ", 2901000000
"RID1.1.B  ","RIAD4838","Interest Expense Booked                 ", 2211000000
"RID1.1.C  ","RIAD4839"," Total                                  ",  690000000
"RID1.2.A  ","RIAD4840","Net Int'l Int Income Sold American      ", -250000000
"RID1.2.B  ","RIAD4841","Net Domestic Int Income Booked Foreig   ",   90000000
"RID1.2.C  ","RIAD4842"," Total                                  ", -340000000
"RID1.3.A  ","RIAD4097","Noninterest Intl INcome                 ", 1120000000
"RID1.3.B  ","RIAD4235","Provision for Intl Loan/Lease Losses    ",    7000000
"RID1.3.C  ","RIAD4239","Other Intl Nonint Expense               ", 1226000000
"RID1.3.D  ","RIAD4843"," Total                                  ", -113000000
"RID1.4    ","RIAD4844"," Total                                  ",  237000000
"RID1.5    ","RIAD4845","Adjustment to Pretax Income Etc         ",          0
"RID1.6    ","RIAD4846"," Total                                  ",  237000000
"RID1.7    ","RIAD4797","Intl Income Taxes                       ",  108000000
"RID1.8    ","RIAD4341"," Total                                  ",  129000000
"RID1.M.1  ","RIAD4847","Intracompany Int Income                 ",  271000000
"RID1.M.2  ","RIAD4848","Intracompany Int Expense                ",  259000000
"RID2.1    ","RIAD4849","Interest Income at IBFs                 ",   96000000
"RID2.2    ","RIAD4850","Interest Expense at IBFs                ",   53000000
"RID2.3.A  ","RIAD5491","Noninterest Intl Income (Gain/Losses)   ",          0
"RID2.3.B  ","RIAD5492","Noninterest Intl Income (Fees & Othr)   ",  219000000
"RID2.4    ","RIAD4852","Provision Loan/Lease Losses Intl Sold   ",  -22000000
"RID2.5    ","RIAD4853","Other Noninterest Exp INtl Sold Ameri   ",  286000000
"RIE01.A   ","RIAD5415","Other non-interest income (RI-5.f.2)    ",   15000000
"RIE01.B   ","RIAD5416","Other non-interest income (RI-5.f.2)    ",   19000000
"RIE01.C   ","RIAD5417","Other non-interest income (RI-5.f.2)    ",   70000000
"RIE01.D   ","RIAD4461","Other non-interest income (RI-5.f.2)    ",  -83000000
"RIE01.E   ","RIAD4462","Other non-interest income (RI-5.f.2)    ",   23000000
"RIE01.F   ","RIAD4463","Other non-interest income (RI-5.f.2)    ",  -19000000
"RIE02.A   ","RIAD4531","Other non-interest expense (RI-7.c)     ",    3000000
"RIE02.B   ","RIAD5418","Other non-interest expense (RI-7.c)     ",          0
"RIE02.C   ","RIAD5419","Other non-interest expense (RI-7.c)     ",          0
"RIE02.D   ","RIAD5420","Other non-interest expense (RI-7.c)     ",          0
"RIE02.E   ","RIAD4464","Other non-interest expense (RI-7.c)     ",  113000000
"RIE02.F   ","RIAD4467","Other non-interest expense (RI-7.c)     ",   83000000
"RIE02.G   ","RIAD4468","Other non-interest expense (RI-7.c)     ",  135000000
"RIE03.A.1 ","RIAD4469","Extraordinary items and Adj (RI-11.a)   ",          0
"RIE03.A.2 ","RIAD4486","Applicable tax effect (RI-11.b)         ",          0
"RIE03.B.1 ","RIAD4487","Extraordinary items and Adj (RI-11.a)   ",          0
"RIE03.B.2 ","RIAD4488","Applicable tax effect (RI-11.b)         ",          0
"RIE03.C.1 ","RIAD4489","Extraordinary items and Adj (RI-11.a)   ",          0
"RIE03.C.2 ","RIAD4491","Applicable tax effect (RI-11.b)         ",          0
"RIE04.A   ","RIAD4492","Equity cap adjustments (RIA-2)          ",          0


"RIE04.B   ","RIAD4493","Equity cap adjustments (RIA-2)          ",          0
"RIE05.A   ","RIADA546","Acctg changes effects (RIA-9)           ",          0
"RIE05.B   ","RIAD4495","Acctg changes effects (RIA-9)           ",          0
"RIE06.A   ","RIAD4496","Corrections (RIA-10)                    ",          0
"RIE06.B   ","RIAD4497","Corrections (RIA-10)                    ",          0
"RIE07.A   ","RIAD4498","Transactions w/parent (RIA-12)          ",   -1000000
"RIE07.B   ","RIAD4499","Transactions w/parent (RIA-12)          ",          0
"RIE08.A   ","RIAD4521","Adjs. to allow for l & l loss (RIB.2.   ",   17000000
"RIE08.B   ","RIAD4522","Adjs. to allow for l & l loss (RIB.2.   ",   -7000000